PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 30, 2009, AS AMENDED NOVEMBER 2, 2009
ILA SHARES
ILA ADMINISTRATION SHARES
ILA SERVICE SHARES
ILA CLASS B SHARES
ILA CLASS C SHARES
ILA CASH MANAGEMENT SHARES
FST SHARES
FST SERVICE SHARES
FST ADMINISTRATION SHARES
FST PREFERRED SHARES
FST SELECT SHARES
FST CAPITAL SHARES
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS FEDERAL PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS MONEY MARKET PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS PRIME OBLIGATIONS PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT CALIFORNIA PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT DIVERSIFIED PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS TAX-EXEMPT NEW YORK PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS TREASURY INSTRUMENTS PORTFOLIO
GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS TREASURY OBLIGATIONS PORTFOLIO
GOLDMAN SACHS FINANCIAL SQUARE FEDERAL FUND
GOLDMAN SACHS FINANCIAL SQUARE MONEY MARKET FUND
GOLDMAN SACHS FINANCIAL SQUARE PRIME OBLIGATIONS FUND
GOLDMAN SACHS FINANCIAL SQUARE GOVERNMENT FUND
GOLDMAN SACHS FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND
GOLDMAN SACHS FINANCIAL SQUARE TREASURY INSTRUMENTS FUND
GOLDMAN SACHS FINANCIAL SQUARE TREASURY OBLIGATIONS FUND
Money Market Funds of the Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606
     This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectuses for the appropriate share classes of the Goldman Sachs Institutional Liquid Assets Federal Portfolio, Goldman Sachs Institutional Liquid Assets Money Market Portfolio, Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio, Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio, Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio, Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio (individually an “ILA Portfolio,” collectively the “ILA Portfolios”), and the Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund, and the Goldman Sachs Financial Square Treasury Obligations Fund (individually, an “FS Fund,” collectively the “FS Funds” and together with the ILA Portfolios, the “Series”) dated April 30, 2009 (the “Prospectuses”), as they may be amended and/or supplemented from time to time, and which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number or writing to one of the addresses listed below, or from institutions (“Service Organizations”) acting on behalf of their customers. As of November 2, 2009, Class B Shares will no longer be offered.
     The audited financial statements and related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, for each Series contained in each Series’ 2008 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Series’ Annual Report are incorporated by reference herein. A Series’ Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co., toll free at (800) 621-2550.
     Goldman Sachs Financial Square FundSM is a service mark of Goldman Sachs & Co.

     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is April 30, 2009, as amended November 2, 2009.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
32 Old Slip
New York, New York 10005
GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll free (in U.S.) 800-621-2550

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Institutional Liquid Assets Federal Portfolio (“ILA Federal Portfolio”), Goldman Sachs Institutional Liquid Assets Money Market Portfolio (“ILA Money Market Portfolio”), Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio (“ILA Prime Obligations Portfolio”), Goldman Sachs Institutional Liquid Assets Tax-Exempt California Portfolio (“ILA Tax-Exempt California Portfolio”), Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio (“ILA Tax-Exempt Diversified Portfolio”), Goldman Sachs Institutional Liquid Assets Tax-Exempt New York Portfolio (“ILA Tax-Exempt New York Portfolio”), Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio (“ILA Treasury Instruments Portfolio”), Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio (“ILA Treasury Obligations Portfolio”), Goldman Sachs Financial Square Federal Fund (“FS Federal Fund”), Goldman Sachs Financial Square Money Market Fund (“FS Money Market Fund”), Goldman Sachs Financial Square Prime Obligations Fund (“FS Prime Obligations Fund”), Goldman Sachs Financial Square Government Fund (“FS Government Fund”), Goldman Sachs Financial Square Tax-Free Money Market Fund (“FS Tax-Free Fund”), Goldman Sachs Financial Square Treasury Instruments Fund (“FS Treasury Instruments Fund”), and Goldman Sachs Financial Square Treasury Obligations Fund (“FS Treasury Obligations Fund”).
     The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Series and other series. Additional series may be added in the future from time to time. The ILA Money Market Portfolio, ILA Treasury Instruments Portfolio, ILA Treasury Obligations Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, and ILA Tax-Exempt New York Portfolio currently offer four classes of shares: ILA Institutional Shares (“ILA Shares”), ILA Administration Shares, ILA Service Shares, and ILA Cash Management Shares. The ILA Prime Obligations Portfolio currently offers six classes of shares: ILA Class B Shares, ILA Class C Shares, ILA Shares, ILA Administration Shares, ILA Service Shares, and ILA Cash Management Shares. All the FS Funds currently offer six classes of shares each: FST Institutional Shares (“FST Shares”), FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares. See “Shares of the Trust.” As of November 2, 2009, Class B Shares will no longer be offered.
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Series. GSAM is sometimes referred to as the “Investment Adviser.” In addition, Goldman Sachs serves as each Series’ distributor and transfer agent. State Street Bank and Trust Company (“State Street”) serves as the custodian to the Series.
     The following information relates to and supplements the description of each Series’ investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Series’ investment objectives and policies. Investing in the Series entails certain risks, and there is no assurance that a Series will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
     The following discussion supplements the information in the Series’ Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Series has a distinct investment objective and policies. There can be no assurance that a Series’ objective will be achieved. Each Series other than the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management investment companies, as defined in the Act. Additional information about the Series, their policies, and the investment instruments they may hold, is provided below.
     All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund, to the extent required by the U.S. Securities and Exchange Commission (“SEC”) regulations including Rule 35d-1 of the Act and the SEC’s interpretive positions thereunder, shareholders will be provided with sixty (60) days notice in the manner prescribed by the SEC before any change in a Series’ policy to invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name.

     To the extent described in the Prospectuses and further below, the policies of the ILA Treasury Obligations Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Obligations Fund and FS Tax-Free Fund to invest at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investments suggested by their respective names are fundamental policies that may not be changed without shareholder approval.
U.S. Government Securities
     Each Series (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio and FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Tax-Free Fund) may invest in government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities are deemed to include (to the extent consistent with the Act) (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
     The ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund and FS Treasury Instruments Fund may invest in securities issued or guaranteed by the U.S. Treasury Department (the “Treasury”).
     Separate Trading of Registered Interest and Principal of Securities (“STRIPS”): Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
     Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about the ability of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (iii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

     The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in is role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae, which may be among the U.S. Government Securities held by the Series that are permitted to make such investments.
Treasury Inflation-Protected Securities
     Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund) may invest in U.S. government securities known as Treasury inflation-protected securities (“TIPS”), which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Series holds TIPS, a Series may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Series holding TIPS will not receive cash representing the increase at that time. As a result, a Series could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
     If a Series invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Series purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because a Series is required to distribute substantially all of its net investment income (including accrued original issue discount), a Series’ investment in either zero coupon bonds or TIPS may require a Series to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Series may be required to borrow or liquidate securities.
Custodial Receipts
     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire U.S. Government Securities, municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury

Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S. government securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities.
Bank and Corporate Obligations
     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Government Fund, FS Federal Fund, FS Treasury Obligations Fund and FS Treasury Instruments Fund) may invest in commercial paper, which may include variable rate demand obligations and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of ILA Money Market Portfolio and FS Money Market Fund, foreign issuers. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
     Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are generally insured by the FDIC only to the extent of $100,000 per depositor per bank; however, this limit has been temporarily increased to $250,000 per depositor per bank through December 31, 2009. Under current law, FDIC deposit insurance coverage will return to $100,000 per depositor per bank on January 1, 2010.
     The ILA Money Market Portfolio and FS Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Series may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Series may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio and FS Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Series may be regarded as illiquid.
Repurchase Agreements
     Each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund) may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Series) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. These securities may include securities that could not be held by a Portfolio without the seller’s repurchase commitment. The ILA Federal Portfolio and FS Federal Fund may, but presently do not intend to, invest in repurchase agreements.
     Custody of the securities will be maintained by the Series’ custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the investment return, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.
     Repurchase agreements pose certain risks for the Series that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.
     For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.
     If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Series does not have a perfected security interest in the securities, the Series may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.
     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Series may not recover the full amount it paid for the securities. Certain Series may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Series from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Series will be subject to greater risk that the value of the securities will decline before they are sold, and that the Series will experience a loss.
     Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Series for this purpose, and a Series could incur a loss for this reason.
     Each Series may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments and other securities which are not readily marketable. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     In addition, each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities
     The ILA Money Market Portfolio and FS Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The ILA Prime Obligations Portfolio and FS Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio and FS Money Market Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.
     The ILA Money Market Portfolio and FS Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The ILA Money Market Portfolio and FS Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The ILA Money Market Portfolio and FS Money Market Fund may not invest more than 25% of their total assets in the securities of any one foreign government.
     Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.
Asset-Backed and Receivables-Backed Securities
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series’ investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series’ other investments.
     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed. This SAI may be amended or supplemented as necessary to reflect the intention of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to invest in asset-backed securities with characteristics that are materially different from the securities described above. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “Tax Information” below.
     As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm (“CARS”) and interests in pools of credit card receivables. CARS represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.
     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to dispose of any then existing holdings of such securities.
     To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.
Forward Commitments and When-Issued Securities
     Each Series may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Series to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.
     A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize capital gains or losses in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series’ average dollar weighted maturity, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date.
     When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value at least equal to the amount of the Series’ purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Rate Demand Obligations
     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, FS Treasury Obligations Fund, and FS Treasury Instruments Fund) may purchase variable rate demand obligations. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable rate demand obligations are not generally transferable and are not ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.
Variable Rate and Floating Rate Obligations
     The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee, or the credit enhancement issued with respect to such instrument.
     The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to a Series; (iii) to maintain the respective quality standards of a Series’ investment portfolio; or (iv) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series’ quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.
     As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series’ investments in such instruments will be subject to the limitation on illiquid investments.
     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities
     A Series may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Other Investment Companies
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, FS Government Fund, and FS Tax-Free Fund may invest in securities of other investment companies. A Series will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Series. A Series’ investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Series acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Series’ total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Series may invest in investment companies and money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. However, to the extent that a Series invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Series to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Series’ proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Series do not expect to do so in the foreseeable future, each Series is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Series. Additionally, to the extent that any Series serves as an “underlying fund” to another Goldman Sachs Fund, that Series may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.
Municipal Obligations
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, and FS Tax-Free Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are “notes” and “bonds.” The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.
     Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.
     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.
     Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.
     General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.
     Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.
     In purchasing municipal obligations, the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund rely on opinions of bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series’ distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.
     Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt New York Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt New York Portfolio, ILA Tax-Exempt California Portfolio and the FS Tax-Free Fund under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund do

not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
     Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds-those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to a Series’ commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.
     The Series which invest in municipal obligations may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Series would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
     The Series which invest in municipal obligations may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.
     The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series’ credit quality requirements, to be inadequate.
     Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
     In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.
     A Series may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).
     For the purpose of investment restrictions of the Series, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.
     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.
     Municipal obligations purchased for a Series may be subject to the Series’ policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series’ investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.
     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.
Special Risk Considerations Relating to California Municipal Obligations
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and are consequently affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California municipal obligations. This information is based on publicly information available from California state authorities and other sources, and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.
     Overview
     California entered a recession before the rest of the country (estimated to have begun for the U.S. as a whole in December 2007), and a decline in tax revenues in the third quarter of 2007 were an early indicator. State unemployment levels have risen from 5.9% in January 2008 to an estimated 10.1% in January 2009, which, if not subsequently revised, would be the highest State unemployment rate since May 1983. (According to the California Department of Finance, this latter figure may be subject to future revision, as the estimate reflects certain statistical adjustments, which, among other things, benchmark state unemployment data so that state estimates add up to the national total.) Economic conditions have deteriorated substantially since the 2008-2009 budget was adopted in September 2008, reflecting the severity of the housing downturn, rising unemployment and weak consumer spending at both the State and national levels. The Governor’s proposed 2009-2010 budget (released in November 2008) (“2009-2010 Proposed Budget”) predicts nonfarm payroll employment to fall by 1.6% in 2009 and 0.5% in 2010, with 1.4% growth in 2011. The California Legislative Analyst’s Office (“LAO”) predicts that both the national and State economies will experience very subdued performance during most of 2009, with some modest recovery in 2010 and further strengthening in 2011. Although the LAO expects personal income to increase 2.1% in 2009 and 2.6% in 2010, it is projecting the State unemployment rate to reach a peak in 2009. As a result of the State’s struggling economy and rising state expenses, LAO initially projected that the State government would have to remedy a budget deficit of $12 billion by the end of the 2009-2010 fiscal year. As of June 30, 2009, the State’s projected budget deficit for 2009-2010 was $26.3 billion. On July 24, 2009, the State’s legislature approved a budget package that is designed to close all but approximately $1 billion of the State’s $26 billion deficit. As of the date of this SAI, the State’s Governor signed this legislation into law.
     Because of dramatic declines in revenue and the weakness of underlying economic factors, the LAO forecasts annual budget shortfalls of approximately $22 billion for the fiscal years 2010-2011 through 2013-2014. Absent corrective measures, budget gaps are projected to recur in future years, which would require additional expenditure reductions or revenue increases.

     California’s current financial crisis heightens the risks associated with investing in bonds issued by the State of California and its political subdivisions, agencies, instrumentalities and public authorities. In particular, there is an increased risk that payments to bondholders could be interrupted, or that an issuer could default on its obligations. This could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize appreciation of capital.
     Economic Factors
     California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of approximately 36.8 million (as of July 1, 2008) represents about 12.1% of the total U.S. population. Between April 1, 2000 and July 1, 2007, California’s population increased by 7.9%, compared with 7.2% for the U.S. as a whole. The bulk of population growth in the State is due to births and foreign immigration.
     California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the composition of the national economy. Much like the national picture, economic growth in California slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the state rising to 7.7% in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the state. Economic growth in the state is expected to remain slow in the remainder of 2008 and in 2009. Total personal income in the State, estimated at $1.52 trillion in 2007, accounts for about 13% of all personal income in the U.S. Total civilian employment was over 17.3 million in 2007, the majority of which is in the service, trade and manufacturing sectors.
     From 2004 through 2007 the State’s economy recovered from a recession that began in 2001, although a disproportionate share of the job growth in 2004 and 2005 came from housing-related sectors, with real estate markets peaking around 2006. Real GDP (2.2% estimated increase) and state personal income (5.9% estimated increase) were both lower in 2007 than for 2006. According to the four most widely cited sources of California home prices, prices have declined (on average) 21.3% from 2006-2007 to the first quarter of 2008, after rising (on average) 220.1% from 1996 to 2006-2007. The 2009-2010 Proposed Budget also estimates that corporate profits before taxes and total taxable sales will decrease by 6.8% and 4.5%, respectively, compared to the year before, and predicts further year-over-year decreases of 2.8% and 6.0% in 2009, respectively. California’s economic growth will remain tied to the overall national economy.
     Constitutional Limitations on Taxes, Other Charges and Appropriations
     Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by special referendum in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.
     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”
     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.
     Appropriations Limits. The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, enacted by special referendum in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
     Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters (e.g., general obligation bonds), (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.
     “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.
     Proposition 98 changed state funding of public education below the university level and the operation of the appropriations limit, primarily by guaranteeing K-12 education a minimum level of funding. Proposition 98 (as modified by Proposition 111) guarantees K-12 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-12 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).
     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on

California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
     Debt Obligations of the State of California and State Agencies
     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2009, the State had outstanding approximately $56.1 billion of long-term general obligation bonds. As of February 1, 2009, total general obligation and lease revenue debt amounted to $100.1 billion, which includes principal and interest (the estimate of future interest payments is based on rates in effect as of February 1, 2009). See also “Bond Ratings” below.
     The State of California Treasurer is responsible for the sale of debt obligations of the State of California and its various authorities and agencies. Current State of California debt obligations include:
     General Obligation Bonds. The State of California’s Constitution prohibits the creation of general obligation indebtedness of the State of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. As of February 1, 2009, the State of California had $97.1 billion of authorized but unissued long-term general obligation bond debt.
     Commercial Paper Program. Voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future.
     Lease-Purchase Obligations. The State of California builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State of California Public Works Board, another State of California or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State of California agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund.
     Non-Recourse Debt. Certain State of California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State of California revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.
     Cash Flow Borrowings. As part of its cash management program, the State of California has regularly issued short-term obligations to meet cash flow needs. The State of California has issued revenue anticipation notes (“RANs”) in recent years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State of California has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to certain other payments.
     A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds is backed by the State’s full faith and credit or taxing power.

     State of California Finances
     The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. Significant elements of State expenditures include education (both K-12 and higher education), health and human services, correctional programs, transportation and debt service.
     The moneys of the State of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury that not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of California.
     The following is a summary of the State of California’s major revenue sources:
     Personal Income Tax. The State of California personal income tax, modeled after the federal income tax laws, accounts for more than 50% of General Fund tax revenues. The personal income tax is adjusted annually by the change in the consumer price index. Taxpayers may be subject to an alternative minimum tax (“AMT”), similar to the federal AMT. The Governor’s Budget for 2009-2010 estimates that capital gains and stock option tax receipts will account for 5.6% of General Fund revenue and transfers in 2008-09 and 4.7% in 2009-2010.
     Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Proposition 1A, added by special referendum in November 2004, amended the State of California’s Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State of California from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.
     Corporation Tax. The State of California’s corporate tax revenue is derived from franchise tax, corporate income tax, assessed fees on limited liability companies, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Subchapter S corporations.
     Insurance Tax. The majority of insurance written in the State of California, subject to certain exceptions, is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and non-admitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.
     Estate Tax; Other Taxes. The State of California estate tax is based on the State of California death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State of California estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. After December 31, 2010 the federal estate tax will be reinstated along with the State of California estate tax, unless future federal legislation is enacted to make the provisions eliminating the tax permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.
     State of California Budget Process
     The State of California’s fiscal year begins on July 1st and ends on June 30th. Under the State of California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is normally the basis for final negotiations between the Governor and Legislature to reach agreement on appropriations and other legislation to fund state government for the ensuing fiscal year (the “Budget Act”). The Budget Act must be approved by a two-thirds majority vote of each house of the State legislature, and, as enacted, must be in balance.

     Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult to raise state taxes, restricted the use of the General Fund or special fund revenues, or otherwise limited the legislature and the Governor’s discretion in enacting budgets.
     Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State of California’s Constitution.
     The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.
     The Balanced Budget Amendment (“Proposition 58”) requires the State of California to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State of California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.
     In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State of California’s taxes, have restricted the use of the State of California’s General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State of California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State of California funding for before and after school programs) and Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues).
     State Budgets for the 2008-2009 and 2009-2010 Fiscal Years
     On September 23, 2008, the State of California Governor Arnold Schwarzenegger signed the State’s 2008-2009 budget (“2008-2009 Budget”), which came a record 85 days late. The 2008-2009 Budget attempted to address the projected $24.3 billion budget deficit for 2008-2009, but did not resolve the State’s persistent “structural budget deficit” (i.e., expenditures consistently exceeding typical revenues from year to year). It included a reform measure that is aimed at stabilizing the state’s finances while avoiding borrowing from local governments or transportation funds. Expenditure reductions account for 47% of all savings, more than any other category. As a result of these reductions, the 2008-2009 Budget projects less than 1% General Fund spending growth in the current fiscal year.
     Economic conditions have deteriorated since the 2008-2009 Budget was adopted. This deterioration was reflected in General Fund revenue collections for the month of September 2008, which were $923 million below forecast, and the revenues collected in November 2008, which were $1.3 billion, or 18.5% below expectations. In a statement released October 1, 2008, State Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State Budget, the State of California would need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The State sold $5 billion of RANs in a public offering in October 2008, but cancelled the November sale of the remaining $2 billion in RANs.
     The State’s budget for the fiscal year 2009-2010 (“2009-2010 Budget”) was adopted in February 2009 and was designed to eliminate a then-projected 18-month budget gap of more than $41 billion. The 2009-2010 Budget assumed voter approval of six ballot measures, all but one of which failed when presented to voters in May 2009. Due to this failure and as a result of California’s continued economic and financial deterioration, the State’s projected budget deficit as of June 30, 2009 was $26.3 billion for 2009-2010. On July 24, 2009, the State’s legislature approved a budget package that is designed to close all but approximately $1 billion of the State’s $26 billion deficit. As of the date of this SAI, the State’s Governor signed this legislation into law.

     The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and these must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State of California and the U.S., and there can be no assurance that the estimates will be achieved. Furthermore, if the State’s economy continues to weaken, its budget deficit may continue to grow.
     State and Local Fiscal Relations
     In November 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Effective the 2008-2009 fiscal year, California may borrow up to 8 % of local property tax revenues, but only if the Governor declares a fiscal hardship and two-thirds of each house of the State Legislature approve such borrowing and the amount thereof. This amount must be repaid within three years, and such borrowing may only be done in two fiscal years out of any ten fiscal year period, with the caveat that subsequent borrowings may only be made if previous borrowings were repaid. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.
     Strategic Growth Plan
     In January 2006, Governor Schwarzenegger proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with general obligation bonds, and the remainder would come from a mixture of existing and new funding sources.
     In the 2008-2009 Governor’s Budget, the Governor proposed $48.1 billion of new general obligation bonds to augment existing funds for the Strategic Growth Plan. In addition, the Governor proposed legislation to place bonds before voters regarding (i) expanding the State’s water supply, (ii) continuing the State’s K-12 funding, (iii) continuing the State’s funding of higher education systems, and (iv) expanding and repairing the infrastructure for the State’s court system. Further, the Governor proposed (i) the creation of a Strategic Growth Council to coordinate the activities of state agencies to promote sustainability and to coordinate the investments of funds in state-owned and state-funded infrastructure, and (ii) the establishment of Performance Based Infrastructure (“PBI”) California to provide a center of excellence of specialized experts for the delivery of PBI.
     Cash Flow Requirements; Reserves
     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of RANs, which fund annual cash flow requirements and are repaid within the same fiscal year, and RAWs, which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits place severe pressure on the State’s cash resources and require a significant amount of short-term cash flow borrowing.
     The State issued $7.0 billion in RANs on November 1, 2007, to meet cash flow needs during the 2007-08 fiscal year. The RANs were repaid with interest on June 30, 2008.
     The Special Fund for Economic Uncertainties (“SFEU”) is funded with the General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The State began the 2007-2008 fiscal year with a $1.6 billion SFEU balance which was reduced to $926 million by June 30, 2008.

     The Budget Stabilization Account (“BSA”) was established by Proposition 58 of 2004 to set aside funds to cover budget shortfalls. For fiscal year 2008-2009, 3% of estimated annual General Fund revenues will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year. These transfers will continue until the balance in the BSA reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recover Bonds (“ERBs”), until a total of $5 billion has been used for that purpose. As of October 16, 2008, total of $1.495 billion of the $5 billion amount has been allocated for retirement of ERBs.
     Bond Ratings
     As of the date of this SAI, several rating agencies have downgraded California’s general obligation bond rating. Currently, the State’s outstanding general obligation bonds have long-term credit ratings of “A” from Standard & Poor’s Rating Group (“Standard & Poor’s”), “Baa1” from Moody’s Investors Service (“Moody’s”) and “BBB” from Fitch, Inc. (“Fitch”). California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.
     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.
     Legal Proceedings
     The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State of California is involved in certain other legal proceedings (described in the State of California’s recent financial statements) that, if decided against the State of California might require the State of California to make significant future expenditures or substantially impair future revenue sources.
     Local Governments
     The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained by Proposition 13, which added Article XIIIA to the State Constitution. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.
     Obligations of Other Issuers
     Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.
     State Assistance. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

     Assessment Bonds. California debt obligations in the form of assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.
     California Long Term Lease Obligations. Certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.
     Other Considerations
     The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.
     Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.
     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.
     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.
     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Special Risk Considerations Relating to New York Municipal Obligations
     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund may invest in municipal obligations of the State of New York (“New York” or, as used in this section, the “State”), its public authorities and local governments (“New York Municipal Obligations”). Some of the significant financial considerations relating to investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York (“AIS”), as updated and supplemented from time to time, and other public sources available prior to April 30, 2009. The accuracy and completeness of the information contained in those sources have not been independently verified.
     Overview
     The State of New York’s fiscal year begins on April 1 and ends on March 31. The most recently published AIS was dated May 12, 2008. The information for the State comes from the Department of Budget (“DOB”). The AIS is available at http://www.budget.state.ny.us/investor/ais/ais_fdp.html.
     The DOB completed action on the State Budget for the 2008-2009 fiscal year on April 9, 2008, eight days after the start of the State fiscal year (interim appropriations were enacted to meet contractual and other obligations until final enactment of the State Budget).
     The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types (collectively, “All Funds”) include:
•	General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

•	Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

•	Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

•	Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.
     Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. The following provides a description of some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive. Accordingly, investors should refer to the AIS for a more complete review of present risks, including the status of Native American land claims and other actions affecting the State.
•	The State has reached labor settlements with four labor unions: Civil Service Employees Union, Public Employees Federation, United University Professions and District Council 37 (a municipal public employee union), and has extended comparable changes in pay and benefits to Management/Confidential employees. Under the terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011, employees will receive pay increases of 3% annually in 2008-2009 and 2009-2010, and 4% in 2010-2011. The State’s Financial Plan funds the costs of current contracts in 2008-2009 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose.

•	The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25% of New York City claims and 9.7% of claims submitted by the rest of the State, pending completion of the audits. Because the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending that has been reflected in the State’s Financial Plan.

•	Recently, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not yet had a material impact on State debt service costs. The State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. The DOB expects the adjustments to its variable rate portfolio will be completed in fiscal year 2008-2009.
     State Economy
     Financial markets posted a particularly strong performance during the first half of 2007, and strong global growth combined with a weakened U.S. dollar to stimulate strong tourism activity and cross-border trade. With the financial markets at the center of the current economic downturn, the New York State economy stands to be hit hard by the current recession. As a result of the ongoing restructuring and downsizing in the financial sector, the DOB projects the resulting adverse impact to the State economy during this recession to approximately double the losses that occurred in the wake of September 11, 2001.
     New York is the third most populous state in the U.S. and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Due to the current economic downturn, however, in addition to a weakening real estate market, private sector job losses are anticipated for all industrial sectors except health and education, with the weakened global economy and the strength of the U.S. dollar relative to countries with which the U.S. engages in foreign trade also negatively affecting the State’s export-related and tourism industries. As a result, State employment and wages are expected to fall 1.9% and 4.1%, respectively, in 2009. While total personal income increased an estimated 2.3% in 2008, the DOB projects a decline of 1.6% in 2009.
     Changes in the U.S. economy as a whole will also affect the State economy, although as one of the major U.S. financial centers, financial market uncertainty poses a particularly large degree of risk for New York. The full extent of the losses associated with troubled assets and other financial sector problems remains to be seen. A more severe national recession than expected could prolong the State’s downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. Further losses and asset write-downs could result in more turbulence in the financial sector, which would have a disproportionate impact on the State economy relative to the U.S. economy as a whole.
     State Budgets for the 2008-2009 and 2009-2010 Fiscal Years
     The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.
     The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB.
     The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.
     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
     For the 2008-2009 fiscal year, the DOB had estimated a General Fund budget deficit of $1.6 billion. The State faces a potential General Fund budget deficit of $13.8 billion in 2009-2010. The projected deficit for the 2009-2010 fiscal year is the largest ever for the State in absolute terms, and as a percentage of the General Fund is roughly equivalent to the fiscal year 2003-2004 budget deficit. Base growth in tax receipts is projected to decline 2.1% for the current fiscal year and 2.9% in the 2009-2010 fiscal year. The State government adopted a deficit reduction plan for the current fiscal year on February 6, 2009, which is expected to alleviate the projected deficit in the current fiscal year and alleviate $800 million of funding gaps in the 2009-2010 fiscal year. As a result of the recently enacted Federal economic stimulus measures, DOB expects a total of $24.6 billion in Federal funds for the State and its localities through the 2010-2011 fiscal year. Although General Fund tax receipts for the 2008-2009 and 2009-2010 fiscals years are expected to be $1 billion lower than previous estimates, the DOB believes that existing measures will permit the State to end the current fiscal year in balance without the use of existing reserves.
     The Governor’s 2009-2010 proposed budget (“2009-2010 Budget Proposal”) recommends certain structural changes which are believed to balance General Fund spending through the 2009-2010 fiscal year, with a projected shortfall of $2 billion in 2010-2011 fiscal year. To achieve this, the 2009-2010 Budget Proposal would, among other things, limit spending to 2008-2009 levels while leaving the State’s $1.2 billion of reserves untouched and increase revenues through increased assessments and taxes. The most significant of the spending limitations applicable to the 2009-2010 fiscal years include reducing spending on Medicaid/Health Care Reform Act by $9.150 billion and certain school aid programs by $4.5 billion. The major revenue measures from the 2009-2010 Budget Proposal include increasing certain gross receipts assessments and sales taxes by $4.2 billion in the aggregate.
     Limitations on State Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. Except as noted below, the State Constitution also provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years.
     The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4% of personal income in 2010-

2011. Similarly, the cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5% in 2013-2014.
     The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.
     The DOB projects that debt outstanding and debt service costs through 2009-2010 will be within applicable statutory caps.
     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total outstanding State-supported debt.
     General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of April 8, 2008, the total amount of general obligation debt outstanding was approximately $3.2 billion, and total state-supported debt outstanding was approximately $44.4 billion. Authorized but unissued general obligation bond debt was $3.125, and the 2008-2009 enacted bond cap applicable to all issued and unissued general obligation bond debt was $17.2 billion.
     Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.
     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State PIT Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State PIT Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.
     The legislation provides that 25% of PIT receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25% of annual PIT receipts or $6 billion.
     The State issued its first State PIT Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds have been issued and outstanding.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.
     The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the U.S., and there can be no assurance that the estimates will be achieved.
     Bond Ratings
     As of April 30, 2009, the long-term debt ratings for the State’s general obligation bonds is “AAA” from S&P, “AA-” from Fitch and “Aa3” from Moody’s. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.
     Litigation
     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (i) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (ii) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; and (iii) a challenge to portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers.
     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-2009 Financial Plan. The State believes that the 2008-2009 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-2009 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-2009 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-2009 Financial Plan.
     Details regarding current litigation are located in the current AIS, as updated and supplemented from time to time.
     State Authorities
     The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.
     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.
     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.
     New York City and Other Localities
     New York City. The fiscal health of the State may also be affected by the fiscal health of New York City (the “City”), which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.
     The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the nationally recognized municipal securities information repositories. Reference is made to such Official Statements for information about the City. The information about the City noted herein is only a limited summary and is necessarily incomplete.
     The City’s most recently completed fiscal year began on July 1, 2007 and ended on June 30, 2008. In response to the City’s fiscal crisis in 1975, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. The Control Board is required to impose a “control period” (a time during which the City is subject to certain statutorily-prescribed fiscal controls) upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.
     The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. As of April 30, 2009, the City’s long-term general obligation bond debt is currently are rated “AA” by S&P, “Aa3” by Moody’s and “AA-” (for uninsured bonds) by Fitch. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.
     Currently, the City and certain of its “Covered Organizations” (organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the September 11, 2001 attack on the World Trade Center) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.
     The City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.
     The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.
     Other Localities. Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.
     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.
Temporary Taxable Investments
     The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may temporarily invest in the taxable money market instruments described in the foregoing sections. When a Series assets are invested in such instruments, a Series may not be achieving its investment objective of providing income except from federal and/or applicable state income taxes.
Standby Commitments
     In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.
     Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.
Non-Diversified Status
     Although the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are “non-diversified” under the Act, each is subject to applicable tax requirements relating to portfolio diversification. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer. With respect to the remaining 50% of each Series’ total assets, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (ii) the Series may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.
Temporary Investments
     The FS Money Market Fund and ILA Money Market Portfolio may for temporary defensive purposes invest less than 25% of each Series’ assets in bank obligations, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits).
     The FS Tax-Free Fund, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, and the ILA Tax-Exempt New York Portfolio ordinarily expect that 100% of a Series’ assets will be invested in municipal obligations, but the Series may for temporary defensive purposes hold cash or invest in short-term taxable securities. In addition, as a matter of fundamental policy, at least 80% of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.
     The FS Federal Fund, FS Treasury Instruments Fund, ILA Federal Portfolio and ILA Treasury Instruments Portfolio may, under extraordinary circumstances, hold U.S. Government Securities subject to state taxation.
     When a Series’ assets are invested in such instruments, the Series may not be achieving its investment objective.
Special Note Regarding Recent Market Events
     Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets, both domestic and international. As of April 30, 2009, these events have included, but are not limited to, the U.S. government’s placement of the Fannie Mae and Freddie Mac under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the U.S. government’s support of American International Group, Inc., reports of credit and liquidity issues involving certain money market mutual funds and emergency measures taken by the U.S. and foreign governments to ban or restrict short-selling. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. It is uncertain how long these conditions will continue.
     In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and, ultimately, may cause a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Series.
     The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Series invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Series’ ability to achieve its investment objective.

     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. For example, under the Troubled Asset Relief Program, the U.S. government invested more than $300 billion in financial institutions during 2008 alone. The implications of government ownership and disposition of these assets are unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Series’ portfolio holdings.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Series without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Series. The investment objective of each ILA Portfolio (except the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios’ objective of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that ILA Portfolio. In addition, the policy of ILA Treasury Obligations Portfolio and FS Treasury Obligations Fund to limit their investments to U.S. Treasury Obligations (as defined in Appendix A of their Prospectuses) and related repurchase agreements is fundamental. The investment objective of each FS Fund, and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA California Tax-Exempt Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund will be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these four Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.
     For purposes of the Act, “a majority of the outstanding voting securities” of a Series means the lesser of the vote of (i) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (ii) more than 50% of the outstanding shares of that Series.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series. With the exception of borrowings permitted by investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     As a matter of fundamental policy, a Series may not (except for FS Government Fund):
     (1) Make any investment inconsistent with the Series’ classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
     (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. The FS Money Market Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the FS Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
     (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) and each Series may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law. (Notwithstanding the foregoing fundamental policy that would allow each Series to borrow through reverse repurchase agreements, as of April 30, 2009, each Series does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders. In addition, any such change permitting the FS Government Fund to engage in reverse repurchase agreements shall not be implemented until 30 days prior notice has been issued to shareholders.)
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
     (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series’ investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the FS Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.
     (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.
     (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.
     (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.
     (8) Issue senior securities to the extent such issuance would violate applicable law.
     For purposes of the 25% investment requirement for the ILA Money Market Portfolio stated in Investment Limitation No. 2 above, the ILA Money Market Portfolio considers “bank obligations” to include obligations either issued or guaranteed by banks (whether foreign or domestic).
     FS Government Fund may not:
     (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. government securities and repurchase agreements collateralized by U.S. government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
     (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.
     (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series’ assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending. (Notwithstanding the foregoing fundamental policy, as of April 30, 2009, the Series does not engage in reverse repurchase transactions as a matter of non-fundamental policy which may be changed or amended by action of the Board of Trustees without approval of shareholders. In addition, any such change permitting the FS Government Fund to engage in reverse repurchase agreements shall not be implemented until 30 days prior notice has been issued to shareholders.)
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
     (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.
     (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series’ investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.
     (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)
     (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional Series of the Trust.
     (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.
     (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with such Series’ investment objective and policies may be deemed to be loans.
     (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).
     (11) Invest in other companies for the purpose of exercising control or management.
     Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Series.
     In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the FS Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 10% of a Series’ net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Series’ borrowings, as permitted by the Series’ borrowing policy, exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

     As money market funds, all of the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series’ portfolio may not exceed 13 months and a Series’ average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule). Each Series as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Money Market, ILA Treasury Obligations, ILA Treasury Instruments, ILA Federal and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments and FS Tax-Free Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities, certain securities that are backed by escrowed U.S. Government Securities, and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier Securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series’ total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s, Fitch and Dominion Bond Rating Service Limited. For a description of their rating categories, see Appendix A.
     “Value” for the purposes of all investment restrictions means the value used in determining a Series’ net asset value. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
     Although the fundamental policies mentioned above would allow the Series to borrow through reverse repurchase agreements, as of April 30, 2009, the Series do not engage in reverse repurchase transactions as a matter of non-fundamental policy.
TRUSTEES AND OFFICERS
     The business and affairs of the Series are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy for the Trust and providing oversight of the Trust’s business and operations, including the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Series’ daily business operations.

Trustees of the Trust
          Information pertaining to the Trustees of the Trust as of April 30, 2009 is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Interested Trustees.”
Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991	President, ANB Associates (July 1994—March 1996 and November 1998—Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996—November 1998); Director of Arkwright Mutual Insurance Company (1984—1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989—2004); Member of Cornell University Council (1992—2004 and 2006—Present); Trustee of the Walnut Street Theater (1992—2004); Trustee, Scholarship America (1998—2005); Trustee, Institute for Higher Education Policy (2003—2008); Director, Private Equity Investors—III and IV (November 1998—2007), and Equity-Limited Investors II (April 2002—2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000—2003).

			Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975—May 2003); Director, Emerging Markets Group, Ltd. (2004—2006); and Director, Elderhostel, Inc. (2006—Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991—2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006—Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003—2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006—2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007—Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000—June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999—January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997—August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984—2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004—Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Independent Trustees

		Term of		Number of
		Office and		Portfolios in
	Position(s)	Length of		Fund Complex
Name,	Held with the	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003—2008); President, COO and Director, Cardean Learning Group (1999—2003); Director, Cantilever Technologies, Inc. (a private software company) (1999—2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987—Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990—1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002—May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999—Present); Consultant to GSAM (December 1994—May 1999); and Limited Partner, Goldman Sachs (December 1994—May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

2	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

3	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of April 30, 2009, the Trust consisted of 81 portfolios and the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund and the Goldman Sachs Credit Strategies Fund do not currently offer shares to the public.

4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust as of April 30, 2009 is set forth below.
Officers of the Trust

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007—Present and December 2002—May 2004).

Philip V. Giuca, Jr. 180 Maiden Lane New York, NY 10005 Age: 47	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex.

Peter Fortner 180 Maiden Lane New York, NY 10005 Age: 51	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000—Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Kenneth G. Curran 180 Maiden Lane New York, NY 10005 Age: 45	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Scott McHugh 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 2009	Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998—2007).

Treasurer-Goldman Sachs Mutual Fund Complex (October 2009—Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007—October 2009).

James A. Fitzpatrick 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999—Present); and Vice President of GSAM (April 1997—December 1999). Vice President—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 45	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 46	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986—Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 41	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005—Present); Vice President, Goldman Sachs (August 2000—November 2005); Senior Vice President—Dreyfus Service Corp (1999—2000); and Vice President—Dreyfus Service Corp (1996—1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 180 Maiden Lane New York, NY 10005 Age: 39	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004—Present); and Associate, Goldman Sachs (December 2002—December 2004). Vice President—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Carlos W. Samuels 180 Maiden Lane New York, NY 10005 Age: 34	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007—Present); Associate, Goldman Sachs (December 2005—December 2007); Analyst, Goldman Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

Miriam Cytryn 32 Old Slip New York, NY 10005 Age: 50	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997-2007). Vice President—Goldman Sachs Mutual Fund Complex.

George Travers 180 Maiden Lane, New York, NY 10038 Age: 41	Vice President Principal Financial Officer	Since 2008 Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006—Present); Associate General Counsel, Goldman Sachs (2002—Present); Vice President, Goldman Sachs (1999—2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006—Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003—2006).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 44	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001—Present); and Vice President, Goldman Sachs (1997—December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 32 Old Slip New York, NY 10005 Age: 46	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987—Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Officers of the Trust

Term of Office and
	Position(s) Held	Length of Time
Name, Age And Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
George Djurasovic One New York Plaza New York, NY 10004 Age: 38	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present); Associate General Counsel, Goldman Sachs (2006—Present); Assistant General Counsel, Goldman Sachs (2005—2006); Senior Counsel, TIAA — CREF (2004—2005); and Counsel, TIAA — CREF (2000—2004).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patricia Meyer One New York Plaza New York, NY 10004 Age: 35	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (September 2006—Present); Associate General Counsel, Goldman Sachs (2009-Present); Assistant General Counsel, Goldman Sachs (September 2006 — December 2008); and Associate, Simpson Thacher & Bartlett LLP (2000—2006).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Mark T. Robertson One New York Plaza New York, NY 10004 Age: 32	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (April 2007—Present); Assistant General Counsel, Goldman Sachs (April 2007—Present); Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (2004—2007); and Solicitor, Corrs Chambers Westgarth (2002—2003).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell One New York Plaza New York, NY 10004 Age: 37	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005—Present); Associate, Goldman Sachs (2001—2005); and Analyst, Goldman Sachs (1994—2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

1	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Series — Audit, Governance and Nominating, Compliance, Valuation, Dividend, and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees, an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended December 31, 2008.
     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee.

The Governance and Nominating Committee held two meetings during the fiscal year ended December 31, 2008. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Series’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Series; and (ii) insofar as they relate to services provided to the Series, of the Series’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended December 31, 2008. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Series in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended December 31, 2008.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Series’ Prospectus. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended December 31, 2008, with respect to all the series of the Trust (including the Series included in this SAI).
     The Contract Review Committee has been established for the purpose of assisting the Board of Trustees in overseeing the processes for approving and monitoring the Series’ investment management, distribution, transfer agency and other agreements with the Series’ Investment Adviser and its affiliates. The Contract Review Committee is responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Series’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Series’ other service providers including, without limitation, the Series’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee three meetings during the fiscal year ended December 31, 2008. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Series Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Series and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust as of December 31, 2008.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Series[1]	Overseen By Trustee[2]
Ashok N. Bakhru	—	Over $100,000
John P. Coblentz, Jr.	—	Over $100,000
Diana M. Daniels	—	$50,001 — $100,000
Patrick T. Harker	—	Over $100,000
James A. McNamara	FS Money Market Fund (over $100,000)	Over $100,000
FS Federal Fund (over $100,000)
Jessica Palmer	—	Over $100,000
Richard P. Strubel	ILA Prime Obligations Portfolio ($1 — $10,000)	Over $100,000
Alan A. Shuch	FS Federal Fund (over $100,000)	Over $100,000

1	Includes the value of shares beneficially owned by each Trustee in each Series described in this SAI.

2	As of December 31, 2008, the Goldman Sachs Mutual Fund Complex consisted of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Municipal Opportunity Fund. As of December 31, 2008, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), and the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.

     As of April 21, 2009, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Series.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting, and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2008:
Trustee Compensation

			ILA	ILA		ILA Tax-	ILA Tax-	ILA Tax-
	ILA Prime	ILA Money	Treasury	Treasury	ILA	Exempt	Exempt	Exempt
	Obligations	Market	Obligations	Instruments	Federal	Diversified	California	New York
Name of Trustee	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Ashok N. Bakhru[1]	$3,551	$3,551	$3,551	$3,551	$3,551	$3,551	$3,551	$3,551
John P. Coblentz, Jr. [2]	2,713	2,713	2,713	2,713	2,713	2,713	2,713	2,713
Diana M. Daniels	2,385	2,385	2,385	2,385	2,385	2,385	2,385	2,385
Patrick T. Harker	2,385	2,385	2,385	2,385	2,385	2,385	2,385	2,385
James A. McNamara[3]	—	—	—	—	—	—	—	—
Jessica Palmer	2,385	2,385	2,385	2,385	2,385	2,385	2,385	2,385
Alan A. Shuch[3]	—	—	—	—	—	—	—	—
Richard P. Strubel	2,385	2,385	2,385	2,385	2,385	2,385	2,385	2,385

Trustee Compensation

	FS Prime		FS Treasury	FS Treasury	FS
	Obligations	FS Money	Obligations	Instruments	Government	FS Federal	FS Tax-Free
Name of Trustee	Fund	Market Fund	Fund	Fund	Fund	Fund	Fund
Ashok N. Bakhru[1]	$3,551	$3,551	$3,551	$3,551	$3,551	$3,551	$3,551
John P. Coblentz, Jr.[2]	2,713	2,713	2,713	2,713	2,713	2,713	2,713
Diana M. Daniels	2,385	2,385	2,385	2,385	2,385	2,385	2,385
Patrick T. Harker	2,385	2,385	2,385	2,385	2,385	2,385	2,385
James A. McNamara [3]	—	—	—	—	—	—	—
Jessica Palmer	2,385	2,385	2,385	2,385	2,385	2,385	2,385
Alan A. Shuch[3]	—	—	—	—	—	—	—
Richard P. Strubel	2,385	2,385	2,385	2,385	2,385	2,385	2,385

		Pension or Retirement
	Aggregate	Benefits Accrued as Part	Total Compensation
	Compensation	of the	From Fund Complex
Name of Trustee	from the Series	Trust’s Expenses	(including the Funds)*
Ashok N. Bakhru[1]	$53,271	—	$341,000
John P. Coblentz, Jr.[2]	40,692	—	260,500
Diana M. Daniels	35,770	—	229,000
Patrick T. Harker	35,770	—	229,000
James A. McNamara[3]	—	—	—
Jessica Palmer	35,770	—	229,000
Alan A. Shuch[3]	—	—	—
Richard P. Strubel	35,770	—	229,000

*	As of December 31, 2008, the Goldman Sachs Mutual Fund Complex consisted of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Municipal Opportunity Fund. As of December 31, 2008, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.

1	Includes compensation as Board Chairman.

2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

3	Messrs. Shuch and McNamara are Interested Trustees, and as such, receive no compensation form the Series or the Fund Complex.
Code of Ethics
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Series.
MANAGEMENT SERVICES
     As stated in the Series’ Prospectuses, GSAM, 32 Old Slip, New York, NY 10005, serves as Investment Adviser to the Series. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, served as the Series’ investment adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for those Series. See “Service Providers” in the Series’ Prospectuses for a description of the Investment Adviser’s duties to the Series.
     Founded in 1869, Goldman Sachs Group, Inc. is a bank holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Series to use the name “Goldman Sachs” or a derivative thereof as part of each Series’ name for as long as each Series’ Management Agreement is in effect.

     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research Department covers approximately 3,000 equity securities, 350 fixed income securities and 25 stock markets in more than 50 economies and regions. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser subject to Chinese Wall restrictions.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The Credit Department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman’s Research Department. Specifically with respect to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund, GSAM will draw upon the extensive research generated by Goldman Sachs’ Municipal Credit Group. The Credit Group’s research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.
     The Management Agreements provide that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Series’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 18, 2008. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2008 is available in the Series’ semi-annual reports for the fiscal period ended June 30, 2008.
     Each Management Agreement will remain in effect until June 30, 2009 and will continue in effect with respect to the applicable Series from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Series’ outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Series on 60 days written notice to the Investment Adviser or by the Investment Adviser on 60 days written notice to the Trust.
     Pursuant to the Management Agreements, the Investment Adviser is entitled to receive a fee from the Trust, computed daily and paid monthly, at an annual rate of 0.35% and 0.205% of each ILA Portfolio’s and each FS Fund’s average daily net assets, respectively.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 the amounts of fees incurred by each ILA Portfolio under the Management Agreement were as follows:

ILA Portfolio	2008	2007	2006
Prime Obligations Portfolio	$2,640,470	$2,496,728	$1,970,918
Money Market Portfolio	1,633,586	1,499,444	4,937,871
Treasury Obligations Portfolio	3,205,364	2,428,424	3,066,694
Treasury Instruments Portfolio	4,055,310	1,205,881	1,266,468
Federal Portfolio	9,897,346	6,941,854	8,371,810
Tax-Exempt Diversified Portfolio	4,693,895	2,756,554	5,964,265
Tax-Exempt California Portfolio	2,375,291	1,963,576	2,036,159
Tax-Exempt New York Portfolio	1,570,854	1,200,694	1,366,610

     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 the amounts of the fees incurred by each FS Fund under the Management Agreement were as follows (with and without the fee waivers that were then in effect):

	Fiscal year ended December 31,		Fiscal year ended December 31,		Fiscal year ended December 31,
	2008		2007		2006
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Waiver*	Waiver	Waiver*	Waiver	Waiver*	Waiver

FS Prime Obligations Fund	$78,362,426	$102,032,819	$56,193,165	$74,319,993	$44,743,993	$59,175,952
FS Money Market Fund	36,941,002	48,052,598	28,621,988	37,854,074	21,819,565	28,857,753
FS Treasury Obligations Fund	28,908,207	33,269,308	17,949,015	21,025,988	10,254,655	12,012,594
FS Treasury Instruments Fund	42,010,815	48,051,508	9,524,568	11,157,353	4,730,022	5,541,161
FS Government Fund	42,097,106	54,364,217	13,273,331	17,555,051	7,025,850	9,291,929
FS Federal Fund	39,033,778	44,896,438	19,783,623	23,175,101	14,628,615	17,136,378
FS Tax-Free Fund	18,285,463	23,726,135	14,172,324	18,744,042	12,537,017	16,581,216

*	Effective July 1, 2008, GSAM has voluntarily agreed to reduce its waiver of its Management Fee equal annually to 0.045% of the average daily net assets of FS Prime Obligations Fund, FS Money Market Fund, FS Government Fund and FS Tax-Free Fund and 0.025% of the average daily net assets of FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Federal Fund. Prior to July 1, 2008, GSAM had voluntarily waived a portion of its Management Fee equal annually to 0.05% of the average daily net assets of FS Prime Obligations Fund, FS Money Market Fund, FS Government Fund and FS Tax-Free Fund and 0.03% of the average daily net assets of the FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Federal Fund.
     In addition to providing advisory services, under the respective Management Agreements, the Investment Adviser also: (i) supervises all non-advisory operations of each Series that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Series; (iii) arranges for, at each Series’ expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Series’ records; and (v) provides office space and all necessary office equipment and services.
     The Management Agreements provide that GSAM shall not be liable to a Series for any error of judgment by GSAM or for any loss sustained by a Series except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular Series without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Series on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 90 days’ (60 days with respect to an FS Fund) written notice to the Trust.
The Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, NY 10004, serves as the exclusive distributor of shares of the Series pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Series. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (“Authorized Dealers”) to solicit subscriptions for ILA Class B and ILA Class C Shares of the ILA Prime Obligations Portfolio.
     The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on June 18, 2008. Goldman Sachs retained approximately $115 and $9,147, $300 and $10,700, and $100 and $600 of commissions on redemptions of ILA Class B and ILA Class C Unit Shares of the ILA Prime Obligations Portfolio during the fiscal years ended 2008, 2007 and 2006, respectively.
     Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares,

(ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% and .01% of the average daily net assets with respect to each class of each ILA Portfolio and each FS Fund, respectively. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Series’ Prospectuses.
     As compensation for services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, from each ILA Portfolio as follows under the fee schedules then in effect:

ILA Portfolio	2008	2007	2006
Prime Obligations Portfolio
ILA Shares	$45,468	$74,439	$73,053
Administration Shares	29,931	34,169	34,002
Service Shares	180,951	145,759	103,747
Class B Shares	11,808	7,472	4,454
Class C Shares	21,089	14,276	7,448
Cash Management Shares	12,522	9,225	2,544
Money Market Portfolio
ILA Shares	$166,199	$131,878	$158,282
Administration Shares	4,652	4,346	263,073
Service Shares	15,843	35,141	101,044
Cash Management Shares	2	—	41,929
Treasury Obligations Portfolio
ILA Shares	$15,900	$13,641	$19,027
Administration Shares	64,690	1,946	3,890
Service Shares	186,962	204,937	267,585
Cash Management Shares	98,896	57,011	59,977
Treasury Instruments Portfolio
ILA Shares	$7,472	$2,387	$5,900
Administration Shares	333,006	14,474	11,676
Service Shares	115,878	119,334	121,908
Cash Management Shares	7,108	1,620	5,255
Federal Portfolio
ILA Shares	$36,096	$19,605	$157,978
Administration Shares	928,475	711,076	684,736
Service Shares	36,216	47,342	81,796
Cash Management Shares	130,340	15,331	32,268
Tax-Exempt Diversified Portfolio
ILA Shares	$67,736	$57,937	$136,580
Administration Shares	460,391	247,878	493,657
Service Shares	8,137	8,487	8,290
Cash Management Shares	181	733	43,103
Tax-Exempt California Portfolio
ILA Shares	$69,273	$55,590	$69,381
Administration Shares	202,096	168,817	154,873
Service Shares	93	1	1
Cash Management Shares	—	1	8,449
Tax-Exempt New York Portfolio
ILA Shares	$26,752	$20,498	$25,020
Administration Shares	152,739	116,526	112,020
Service Shares	34	184	138
Cash Management Shares	1	14	19,006

     As compensation for services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, from each FS Fund as follows under the fee schedules then in effect:

FS Funds	2008	2007	2006
Prime Obligations
Institutional Shares	$5,216,476	$4,052,696	$3,166,622
Administration Shares	601,295	74,469	607,808
Service Shares	222,074	265,869	218,048
Preferred Shares	204,404	184,820	247,046
Select Shares	37,003	56,383	24,544
Capital Shares	118,708	103,811	65,996
Money Market
Institutional Shares	$2,752,348	$2,540,118	$1,909,269
Administration Shares	106,094	102,381	109,979
Service Shares	88,127	90,341	59,757
Preferred Shares	17,370	15,493	12,414
Select Shares	11,692	18,807	16,715
Capital Shares	5,069	2,730	3,437
Treasury Obligations
Institutional Shares	$1,425,758	$830,477	$271,054
Administration Shares	333,014	416,967	323,889
Service Shares	194,752	235,765	176,588
Preferred Shares	30,511	25,292	105,808
Select Shares	1,720	149	156
Capital Shares	37,177	29,837	1,475
Treasury Instruments
Institutional Shares	$2,244,058	$586,845	$237,850
Administration Shares	360,379	153,901	115,772
Service Shares	83,344	44,180	27,860
Preferred Shares	50,861	24,204	20,446
Select Shares	6,819	5,200	1,863
Capital Shares	11,384	2,062	1,640
Government
Institutional Shares	$2,505,797	$854,814	$378,517
Administration Shares	302,522	211,826	173,501
Service Shares	59,790	63,019	49,133
Preferred Shares	90,893	62,042	44,458
Select Shares	112,426	30,813	12,695
Capital Shares	92,841	62,002	21,617
Federal
Institutional Shares	$2,403,891	$1,465,883	$1,035,893
Administration Shares	116,940	98,685	110,474
Service Shares	129,620	105,430	85,800
Preferred Shares	46,607	24,881	21,169
Select Shares	6,734	—	0
Capital Shares	2,848	860	545
Tax-Free Money Market
Institutional Shares	$1,254,561	$1,185,080	$1,033,388
Administration Shares	86,566	86,657	49,846
Service Shares	39,426	36,732	22,685
Preferred Shares	20,169	23,782	50,216
Select Shares	6,441	8,982	16,384
Capital Shares	36,265	30,282	40,742

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Series, is responsible for the payment of each Series’ respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Series, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Series pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Series expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Series, which would have the effect of lowering that Series’ overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     For the FS Funds, as of April 30, 2009, the Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management fees, transfer agency fees and expenses, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annualized basis, 0.014% each FS Fund’s average daily net assets.
     For the ILA Portfolios, as of April 30, 2009, the Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” (excluding distribution and service fees, administration, service plan and shareholder administration plan fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) so that “Total Fund Operating Expenses” do not exceed, on an annualized basis, 0.434% of each Portfolio’s average daily net assets.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amounts of certain “Other Expenses” of each FS Fund were reduced or otherwise limited as follows under the expense limitations with the FS Funds that were then in effect:

FS Funds	2008	2007	2006
FS Prime Obligations Fund	$—	$—	$—
FS Money Market Fund	—	—	—
FS Treasury Obligations Fund	—	106,764	83,423
FS Treasury Instruments Fund	—	246,433	199,246
FS Government Fund	—	86,570	66,547
FS Federal Fund	—	—	—
FS Tax-Free Fund	367,270	133,408	3,835
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Series’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

     In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 2008, 2007 and 2006 to the extent such expenses would have caused each ILA Portfolio’s “Total Fund Operating Expenses” (excluding distribution and service fees, administration, service plan and shareholder administration plan fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetingcosts and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses (which include expenses assumed by GSAM with respect to certain service and distribution plans that are described separately under the “Service and Shareholder Administration Plans” and “Distribution and Service Plans”) would have been incurred for such years:

ILA Portfolio	2008	2007	2006
Prime Obligations Portfolio	$80,544	$173,811	$174,456
Money Market Portfolio	43,350	123,038	452,801
Treasury Obligations Portfolio	—	612,806	646,665
Treasury Instruments Portfolio	—	99,919	241,603
Federal Portfolio	—	164,806	370,562
Tax-Exempt Diversified Portfolio	—	33,381	491,422
Tax-Exempt California Portfolio	40,944	3,389	123,730
Tax-Exempt New York Portfolio	94,050	60,208	258,862
     Custodian Reimbursements
     Each ILA Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the ILA Portfolio’s expenses. For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, each ILA Portfolio’s custody fees were reduced by the following amounts under such arrangement:

ILA Portfolio	2008	2007	2006
Prime Obligations Portfolio	937	$6,060	$2,496
Money Market Portfolio	1,132	2,325	2,069
Treasury Obligations Portfolio	3,026	2,368	1,946
Treasury Instruments Portfolio	24,616	17,182	4,092
Federal Portfolio	23,165	22,579	23,671
Tax-Exempt Diversified Portfolio	82,992	28,793	27,805
Tax-Exempt California Portfolio	45,505	12,673	13,749
Tax-Exempt New York Portfolio	40,309	12,191	1,890
     Each FS Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the FS Fund’s expenses. For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, each FS Fund’s custody fees were reduced by the following amounts under such arrangement:

FS Fund	2008	2007	2006
Prime Obligations Fund	$37,003	$17,179	$11,554
Money Market Fund	937	19,966	35,331
Treasury Obligations Fund	884	2,224	2,171
Treasury Instruments Fund	38,893	36,004	10,307
Government Fund	937	2,095	1,982
Federal Fund	24,547	69,541	51,494
Tax-Free Fund	1,321,801	119,699	120,485
     Fees and expenses borne by the Series relating to legal counsel, registering shares of a Series, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Series may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Series’ custodian.
Custodian and Sub-Custodians
     State Street has been retained to act as custodian of the Series’ assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is 225 Franklin Street, Boston, MA 02110.

State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, as subcustodian to hold cash and certain securities purchased by the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Series’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Series’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financier, advisor, market maker, proprietary trader, prime broker, lender, agent and principal, and has other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loan and other markets in which the Goldman Sachs Funds, including the Series (for purposes of this section, the “Funds”) may directly and indirectly invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds. The following is a brief summary description of certain of these potential conflicts of interest:
• While the Investment Adviser will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser than they would have been had other decisions been made which also might have been appropriate for the Funds.
• Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.
• Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser.
• Goldman Sachs may make payments to authorized dealers and other financial intermediaries from time to time to promote the Funds, other accounts managed by Goldman Sachs and other products. In addition to placement fees, sales loads, or similar distribution charges, such payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs rather than as separately identified charges to the Funds.
• While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by the Investment Adviser may raise potential conflicts because of financial, investment or other interests of Goldman Sachs or its personnel, the Investment Adviser will make allocation decisions consistent with the interests of the Funds and the other funds and accounts and not solely based on such other interests.
• The Investment Adviser will give advice to and make investment decisions for the Funds as it believes is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts (including the Funds).

• The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, certain Funds may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.
• Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.
• Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.
• To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.
Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.
• Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.
• Products and services received by the Investment Adviser or its affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.
• While the Investment Adviser will make proxy voting decisions as it believes appropriate and in accordance with the Investment Adviser’s policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Adviser with respect to a Fund’s portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs.
• Regulatory restrictions (including relating to the aggregation of positions among different Funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.
     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Adviser is required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Adviser. A copy of Part 1 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Series Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on the Series
     The Investment Adviser makes decisions for the Funds in accordance with its obligations as the Investment Adviser of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Adviser will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Adviser for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, an Investment Adviser may make the decision to have Goldman Sachs or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by such Fund or the Fund’s Board in its discretion.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of the Funds. Goldman Sachs will be under no duty to make any such information available to the Investment Adviser or in particular the personnel of the Investment Adviser making investment decisions on behalf of the Funds.
Goldman Sachs’ or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs or Intermediaries to Promote the Sale of Series Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of shares of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered.
     Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other Funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations, and in connection with clients, consultants or otherwise, may participate in sponsoring conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations and sponsorships allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman

Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants, and to educate participants about industry issues. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Goldman Sachs, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Goldman Sachs may have board relationships with such charitable institutions. Personnel of Goldman Sachs may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     One or more divisions of Goldman Sachs may refer certain investment opportunities to the Investment Adviser or otherwise provide services to, or enter into arrangements with, the Investment Adviser. In connection with such referrals, services or other arrangements involving one or more divisions of Goldman Sachs, such divisions may engage in sharing of fees or other compensation received by the Investment Adviser from the Funds.
     To the extent permitted by applicable law, Goldman Sachs or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Adviser) or in which Goldman Sachs (including the Investment Adviser) or its personnel have interests (collectively, the “Client/GS Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, Client/GS Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/GS Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/GS Accounts and other products (which may include promotion in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Goldman Sachs may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Series and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/GS Accounts. The Client/GS Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Goldman Sachs (including the Investment Adviser).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. For example, limited availability may exist, without limitation, in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization, and IPO/new issues. Transactions in investments by multiple Client/GS Accounts (including accounts in which Goldman

Sachs and its personnel have an interest), other clients of Goldman Sachs or Goldman Sachs itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/GS Accounts, or the Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. The Investment Adviser has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each Fund and Client/GS Account, to be reasonable.
     In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/GS Accounts, but in many other cases the allocations reflect numerous other factors based upon the Investment Adviser’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of each Fund and Client/GS Accounts and applying a variety of factors including those described below. The Investment Adviser seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. Non-proportional allocation may occur more frequently in the fixed income portfolio management area than many active equity accounts, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to differences in benchmark factors, hedging strategies, or other reasons, but non-proportional allocations could also occur in other areas. The application of these factors as described below may result in allocations in which Goldman Sachs and Goldman Sachs employees may receive an allocation or an opportunity not allocated to other Client/GS Accounts or the Funds. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Adviser will make allocation related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies including sector oriented, concentrated new opportunities or other strategies; (iii) client-specific investment guidelines and restrictions including the ability to hedge through short sales or other techniques; (iv) the expected future capacity of applicable Funds or Client/GS Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Goldman Sachs believes to be attractive for an account; (vi) considerations relating to hedging a position in a pair trade; and/or (vii) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Goldman Sachs personnel are dedicated to one or more funds, accounts or clients, including the Funds, may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered. The application of these principles may cause performance dispersion over time. Funds that do not receive allocations that perform well will experience lower performance.
     During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, the Investment Adviser will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as it determines in its sole discretion.
     In addition to allocations of limited availability investments, Goldman Sachs may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Goldman Sachs may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Goldman Sachs deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.

     Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to GS/Client Accounts, Goldman Sachs or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.
     The Investment Adviser and/or its affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Adviser may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Adviser (in the case of the Funds) nor its affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Series by the Investment Adviser
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     As a result of informational barriers constructed between different divisions of Goldman Sachs, the Investment Adviser will generally not have access to information and may not consult with personnel in other areas of Goldman Sachs. Therefore, the Investment Adviser will generally not be able to manage the Funds with the benefit of information held by many other divisions of Goldman Sachs. From time to time and subject to the Investment Adviser’s policies and procedures regarding information barriers, the Investment Adviser may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. In certain circumstances, personnel of affiliates of the Investment Adviser may have input into, or make determinations regarding, portfolio management transactions for the Funds. The performance by such persons of obligations related to their consultation with personnel of the Investment Adviser could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Adviser, such persons may receive information regarding the Investment Adviser’s proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Adviser makes decisions for the Funds based on the Funds’ investment programs. The Investment Adviser from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Adviser’s personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds. A Fund or GS/Client Account could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Adviser generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Goldman Sachs
     Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by the Investment Adviser in accordance with the valuation guidelines described herein. Such securities and other assets may constitute a substantial portion of the Funds’ investments.
     The Investment Adviser may face a conflict of interest in valuing the securities or assets in the Funds’ portfolio that lack a readily ascertainable market value. Such valuations will affect the Investment Adviser’s compensation. The Investment Adviser will value such securities and other assets in accordance with the valuation policies described herein.
     Various divisions and units within Goldman Sachs are required to value assets, including in connection with managing or advising Client/GS Accounts and in their capacity as a broker-dealer. These various divisions and units may share information regarding valuation techniques and models or other information relevant to the calculation of a specific asset or category of assets. Goldman Sachs does not, however, have any obligation to engage in such information sharing. Therefore, a division or unit of Goldman Sachs may value an identical asset differently than another division or unit of Goldman Sachs. This is particularly the case when an asset does not have a readily ascertainable market price and/or where one division or unit of Goldman Sachs has more recent and/or accurate information about the asset being valued.
Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Adviser will manage the Funds and the other Client/GS Accounts it manages in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Adviser may give to the Funds, including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Funds may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. In addition, the Investment Adviser and other Goldman Sachs affiliates may manage funds or accounts, and Goldman Sachs may be invested in funds or accounts, that have similar investment objectives or portfolios to those of the Funds, and events occurring with respect to such Funds or accounts could affect the performance of the Funds. For example, in the event that withdrawals of capital or performance losses results in such a Fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by the Funds falling in value, which could have a material adverse effect on the Funds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, this may occur when portfolio decisions regarding a funds are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the funds receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Funds could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     The Investment Adviser may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that Goldman Sachs and Goldman Sachs employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Adviser, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Adviser which the Investment Adviser deems to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Adviser and the funds. The Codes of Ethics require that personnel of the Investment Adviser comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Adviser is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Adviser, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Adviser’s management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs (or funds or accounts managed by Goldman Sachs and/or in which Goldman Sachs has an interest) has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the funds. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, the Investment Adviser may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/GS Accounts, the Fund, or Goldman Sachs employees may work together to pursue or enforce such rights. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     To the extent permitted by applicable law Goldman Sachs (including its personnel or Client/GS Accounts) may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities, currencies or instruments of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds (collectively referred to as “Structured Investment Products”). The values of Structured Investment Products may be linked to the net asst value of a Fund or Funds and/or the values of a Fund’s investments. In connection with the Structured Investment Products and for hedging, re-balancing, investment and other purposes, to the extent permitted by applicable law, the funds and/or Goldman Sachs (including its personnel or Client/GS Accounts) may (i) purchase or sell investments held by the Funds and/or Client/GS Accounts, (ii) purchase or sell investments held by the Funds, or (iii) hold synthetic positions that seek to replicate or hedge the performance of a Fund or Funds, a Fund’s investments, a Client/GS Account or a Client/GS Account’s investments. Such positions may be significant and may differ from and/or be contra to a Fund’s or a Client/GS Account’s positions. Goldman Sachs (including its personnel or Client/GS Accounts) reserves the right to make purchases and sales of investments that may also be held by a Fund and or Client/GS Account and to make purchases and sales of shares in the Funds as any time and without notice to the investors in the Funds. These derivative-related activities, as well as such investment and redemption activities, may have an adverse effect on the investment management of the Funds and the Funds’ positions, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through the Funds by investors.
     The structure or other characteristics of the derivative instruments (including the Structured Investment Products) may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Series
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses of a money market fund in which it invests which may result in a Fund bearing some additional expenses. All advisory, administrative, or Rule 12b-1 fees applicable to the investment and the fees or allocations from the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with an investor’s direct purchase of the underlying investments, because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Series
Potential Conflicts Relating to Principal and Cross Transactions
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. To the extent permitted by applicable law, the Funds may also enter into “cross transactions” (i.e., where the Investment Adviser causes a Fund to buy securities from, or sell a security to, another client of the Investment Adviser or its affiliates) and “agency cross transactions” (i.e., where Goldman Sachs acts as a broker for, and receives a commission from, both a Fund on one side of the transaction and another account on the other side of the transaction in connection with the purchase or sale of securities). Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction or agency cross transaction. For example, in a cross transaction, the Investment Adviser or an affiliate will represent both a Fund on one side of a transaction and another account, including a Fund, on the other side of the transaction (including an account in which Goldman Sachs or its affiliates have a proprietary interest) in connection with the purchase of a security by such Funds. In addition, in an agency cross transaction, Goldman Sachs will act as broker and receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause a Fund to purchase such security. The Investment Adviser will ensure that any such cross transaction or agency cross transactions are effected on commercially reasonable market terms and in accordance with the Investment Adviser’s fiduciary duties to such entities.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than as Investment Adviser to the Series
     To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender, borrower or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Adviser, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Adviser, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Adviser and its affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Without limitation, time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Adviser may select brokers (including, without limitation, affiliates of the Investment Adviser) that furnish the Investment Adviser, the funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.
     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in its investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory or other requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, there may be certain investment opportunities, investment strategies or actions that Goldman Sachs will not undertake on behalf of the Funds in view of Goldman Sachs’ client or firm activities. For example, Goldman Sachs may determine that a funds may be precluded from exercising certain rights that it may have as a creditor to a particular borrower. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the funds as well as for Goldman Sachs. A Fund may also be prohibited from participating in an auction or from otherwise investing in or purchasing certain assets, or from providing financing to a purchaser or potential purchaser if Goldman Sachs is representing the seller. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the funds wish to purchase or sell or if Goldman Sachs is representing or providing financing to another potential purchaser. The larger the Investment Adviser’s investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. In addition, certain investments may be considered to result in reputational risk or disadvantage. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deems it appropriate.
PORTFOLIO TRANSACTIONS
     GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.
     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. Orders have been granted by the SEC under the Act which permit the Series to deal with Goldman Sachs in transactions in certain securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptions.
     Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act.
     The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, a Series’ ability to purchase debt securities in the primary market may from time to time be limited.
     In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

     As of December 31, 2008, the following ILA Portfolios held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

ILA Portfolio	Broker-Dealer	Amount
Prime Obligations Portfolio	Banc of America Securities	$10,000
	J.P. Morgan Chase & Co.	19,384
Money Market Portfolio	Deutsche Bank Securities	5,000
	Banc of America Securities	10,000
Treasury Obligations Portfolio	UBS Warburg	55,000
Treasury Instruments Portfolio	N/A	—
Federal Portfolio	N/A	—
Tax-Exempt Diversified Portfolio	Banc of America Securities	155,583
	UBS Warburg	22,200
	J.P. Morgan Chase & Co.	229,441
Tax-Exempt California Portfolio	Banc of America Securities	66,514
	UBS Warburg	7,300
	J.P. Morgan Chase & Co.	62,480
Tax-Exempt New York Portfolio	Banc of America Securities	41,135
	J.P. Morgan Chase & Co.	66,540
     As of December 31, 2008, the following FS Funds held the following amounts of securities of its regular broker-dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

FS Fund	Broker-Dealer	Amount
Prime Obligations Fund	J.P. Morgan Chase & Co.	$1,108,712
	Banc of America Securities	1,455,000
Money Market Fund	UBS Warburg	300,000
	Deutsche Bank Securities	95,000
	J.P. Morgan Chase & Co.	249,280
	Banc of America Securities	590,000
Treasury Obligations Fund	UBS Warburg	945,000
Treasury Instruments Fund	N/A	—
Government Fund	UBS Warburg	225,000
Federal Fund	N/A	—
FS Tax-Free Fund	N/A	—
Principal Holders of Securities
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Prime Obligations Portfolio: Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 (18.22%); Edward Jones & Co, 201 Progress Parkway, Maryland Heights, MO 63043 (7.92%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Money Market Portfolio: National Financial Services LLC, 200 Liberty Street, New York, NY 10281 (68.89%); First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060 (15.33%); Penn Mutual Life Insurance Co., 600 Dresher Rd., Horsham, PA 19044 (5.63%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Treasury Obligations Portfolio: Hare & Co., c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (55.66%); Goldman Sachs & Co., 295 Chipeta Way, Salt Lake City, UT 84108 (27.5%); TD Bank N.A., P.O. Box 1034, Cherry Hill, NJ 08034 (8.28%); Laba & Co., 135 South Lasalle Street # IL4-135-18-11, Chicago, IL 60603 (5.30%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Federal Portfolio: Goldman Sachs & Co, 295 Chipeta Way, Salt Lake City, UT 84108 (80.49%); TD Bank N.A., P.O. Box 1034, Cherry Hill, NJ 08034 (8.94%).

     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Tax-Exempt Diversified Portfolio: Goldman Sachs & Co, 295 Chipeta Way, Salt Lake City, UT 84108 (79.97%); National Financial Services LLC, 200 Liberty Street, New York, NY 10281 (13.02%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Tax-Exempt California Portfolio: Goldman Sachs & Co, 295 Chipeta Way, Salt Lake City, UT 84108 (70.72%); National Financial Services LLC, 200 Liberty Street, New York, NY 10281 (17.32%); Mechanics Bank, 3170 Hilltop Mall Road, Richmond, CA 94806 (11.71%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Treasury Instruments Portfolio: Goldman Sachs & Co, 295 Chipeta Way, Salt Lake City, UT 84108 (83.95%); Hare & Co., c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (8.06%); Signature Bank, 565 5th Avenue, New York, NY 10017 (5.68%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the ILA Tax-Exempt New York Portfolio: Goldman Sachs & Co, 295 Chipeta Way, Salt Lake City, UT 84108 (77.95%); TIAA-CREF, One Freedom Valley Dr., Oaks, PA 19456 (11.30%); National Financial Services LLC, 200 Liberty Street, New York, NY 10281 (5.85%).
     As of April 21, 2009, the following entity owned of record or beneficially more than 5% of the outstanding shares of the FS Prime Obligations Fund: Hare & Co., c/o The Bank of New York, 111 Sanders Creek Pkwy, East Syracuse, NY 13057 (11.65%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the FS Government Fund: Mellon Bank N.A., P.O. Box 710, Pittsburgh, PA 15230 (14.56%); Hare & Co, c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (10.67%); Stable Investment Corporation, New Poly Plaza, 1 North Chaoyangmen Street, Dongcheng District, Beijing (5.87%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the FS Treasury Obligations Fund: Hare & Co, c/o The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (34.85%); HSBC Bank USA, One Freedom Valley Drive, Oaks, PA 19456 (4.81%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the FS Money Market Fund: Goldman Sachs & Co., 295 Chipeta Way, Salt Lake City, UT 84108 (15.68%); First Clearing LLC, 10750 Wheat First Drive, Glen Allen, VA 23060 (12.52%); Las Vegas Sands Corp, 3355 Las Vegas Boulevard South, Las Vegas, NV 89109 (6.77%); Brown Brothers Harriman & Co., 525 Washington Boulevard, Jersey City, NJ 07310 (5.11%); Mellon Bank NA, P.O. Box 710, Pittsburgh, PA 15230 (4.98%).
     As of April 21, 2009, the following entity owned of record or beneficially more than 5% of the outstanding shares of the FS Tax-Free Money Market Fund: Goldman Sachs & Co., 295 Chipeta Way, Salt Lake City, UT 84108 (57.92%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the FS Treasury Instruments Fund: FST Institutional Shares, Goldman Sachs & Co., 295 Chipeta Way Fl 4, Salt Lake City, UT 84108-1220 (23.21%); FST Institutional Shares, Hare & Co, c/o The Bank of New York, STIF Department 2nd Fl, 111 Sanders Creek Pkwy, East Syracuse, NY 13057-1382 (8.8%); FST Institutional Shares, Banc Of America Securities, 200 N College St 3rd Flr North, Charlotte, NC 28255-0001 (5.22%).
     As of April 21, 2009, the following entities owned of record or beneficially more than 5% of the outstanding shares of the FS Federal Fund: Goldman Sachs & Co., 295 Chipeta Way, Salt Lake City, UT 84108 (33.07%); Stable Investment Corporation, New Poly Plaza, 1 North Chaoyangmen Street, Dongcheng District, Beijing (7.17%).
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each Series (except for FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, and FS Government Fund) is determined by the Series’ custodian on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. In the case of the FS Money Market Fund, FS Prime Obligations Fund, FS Government Fund and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time on each Business Day. Shares may also be priced throughout the day by the accounting agent. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Series shares may be priced on days when the New York Stock Exchange is closed if the Bond Market Association recommends that the bond markets remain open for all or part of the day.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Series’ official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Series may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Each Series’ securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.
     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series’ price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series’ net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series’ shares.
     In order to continue to use the amortized cost method of valuation for each Series’ investments, the Series must comply with Rule 2a-7. See “Investment Restrictions.”
     The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B and Class C Shares, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares, FST Capital Shares and FST Select Shares (if any) will be subject to different expense structures (see “Shares of the Trust”).

Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Series or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Series, or correction of any erroneous NAV, compensation to a Series and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Series or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Series nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Series’ portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
REDEMPTIONS
     The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by a Series or the determination of the fair value of the Series’ net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.
     The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Series at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Series’ net asset value per share. See “Net Asset Value.” If a shareholder receives a distribution in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     A FST shareholder of any FS Fund may elect to have a special account with State Street Bank and Trust Company for the purpose of redeeming shares from its account in that Series by check. When State Street Bank and Trust Company receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street Bank and Trust Company for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks, or an image of a cancelled check, will be returned to the shareholder by State Street Bank and Trust Company. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.
     The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder’s account, the check will be returned unpaid, and the shareholder may be subject to extra charges.
     Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street Bank and Trust Company reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.
SHARES OF THE TRUST
     Each Series is a series of Goldman Sachs Trust, a Delaware statutory trust, established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of April 30, 2009, the Trustees have authorized the issuance of up to four classes of shares of each of the ILA Portfolios: ILA Shares, Administration Shares, Service Shares and Cash Management Shares. In addition, the Trustees have authorized a fifth and sixth class of shares, Class B Shares and Class C Shares, with respect to the ILA Prime Obligations Portfolio. As of April 30, 2009, the Trustees have authorized the issuance of up to six classes of shares of each of the FS Funds: FST Shares, Service Shares, Administration Shares, Preferred Shares, Select Shares and Capital Shares. Additional series and classes may be added in the future.
     Each ILA Share, Administration Share, Service Share, Class B Share, Class C Share, Cash Management Share of the ILA Portfolios and each FST Share, Service Share, Administration Share, Preferred Share, Select Share and Capital Share of the FS Funds of a Series represents an equal proportionate interest in the assets belonging to that class. It is contemplated that most shares (other than Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other series of the Goldman Sachs mutual funds. ILA Shares and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.
     Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services as described below to its customers who beneficially own Administration Shares.
     Administration Shares of each ILA Portfolio bear the cost of administration fees at the annual rate of up to 0.15 of 1% of the average daily net assets of such Shares. Administration Shares of an FS Fund bear the cost of administration fees at the annual rate of up to 0.25 of 1% of the average daily net assets of such shares.
     ILA Service Shares and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration and personal and account maintenance services to its customers who beneficially own ILA Service Shares or FST Service Shares. ILA Service shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.15%, respectively, of the average daily net assets attributable to ILA Service Shares. FST Service Shares of a FS Fund bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of such shares.
     FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Preferred Shares. FST Preferred Shares of a FS Fund bear the cost of preferred administration fees at an annual rate of up to 0.10 of 1% of the average daily net assets of such shares of the particular FS Fund involved.
     FST Select Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Select Shares. FST Select Shares of a FS Fund bear the cost of select service fees at an annual rate of up to 0.03 of 1% of the average daily net assets of such shares.
     FST Capital Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Capital Shares. FST Capital Shares of a FS Fund bear the cost of capital administration fees at an annual rate of up to 0.15 of 1% of the average daily net assets of such shares.
     ILA Class B Shares of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge (“CDSC”) up to 5.0%, and ILA Class C Shares are sold subject to a CDSC of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Shares are sold primarily through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75 of 1% of the average daily net assets attributable to ILA Class B and Class C Shares, respectively. ILA Class B and Class C Shares also bear the cost of service fees at an annual rate of up to 0.25 of 1% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Shares.
     ILA Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and personal and account maintenance services to its customers who beneficially own ILA Cash Management Shares. ILA Cash Management Shares bear the cost of account service fees at an annual rate of up to 0.50% of the average daily net assets of the Series attributable to such shares. ILA Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of 0.50 of 1% of the average daily net assets attributable to ILA Cash Management Shares.
     In addition, each class of ILA and FST Shares bears its own transfer agency expenses.
     It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. Dividends paid by each Series, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. ILA Administration Shares, Service Shares, Class B Shares, Class C Shares, Cash Management Shares of the ILA Portfolios and the FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares of the FS Funds each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of the same class of another Goldman Sachs Fund. Except as described above, the classes of shares are identical.
     Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Series’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Series available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such Series, such class or their shareholders. The Trustees may consider such factors as they in their sole discretion deem appropriate in making such determination, including (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.
     The Declaration of Trust authorizes the Trustees, without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of the Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Series of the Trust. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a Series may bring a derivative action on behalf of the Series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Series for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION
     The following is only a summary of certain additional U.S. federal income, and certain state and local, tax considerations affecting the Series and the purchase, ownership and disposition of shares in each Series. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in each Series in light of their particular tax situations. The summary is based on the laws in effect on April 30, 2009, which are subject to change.
     Series Taxation
     Each Series is treated as a separate entity for tax purposes. Each Series has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     There are certain tax requirements that each Series must satisfy if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Series may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that a Series (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Series’ business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Series’ total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Series’ total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Series and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.
     For purposes of the 90% gross income test, income that a Series earns from equity interests in certain entities that are not treated as corporations for U.S. federal income tax purposes will generally have the same character for the Series as in the hands of such an entity; consequently, a Series may be required to limit its equity investments in any such entities that earn fee income, rental income, or other non-qualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Series’ principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Series’ portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If a Series complies with the foregoing provisions, then in any taxable year in which the Series distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Series (but not its shareholders) will be relieved of federal income tax on any income of the Series, including long-term capital gains, distributed to shareholders. If, instead, a Series retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Series shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Series shares that should be treated as such distributions — there can be no assurance that each Series will avoid corporate-level tax in each year.

     Each Series intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.
     If a Series retains any net capital gain, the Series may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Series against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Series will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Series on that amount of net capital gain.
     In order to avoid a 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on December 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Series paid no federal income tax. Each Series anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, each Series is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the loss. As of December 31, 2008, the following Series had had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

								ILA
								Tax-
			ILA	ILA		ILA Tax-	ILA Tax-	Exempt
	ILA Prime	ILA Money	Treasury	Treasury	ILA	Exempt	Exempt	New
Year[1]	Obligations	Market	Obligations	Instrument	Federal	Diversified	California	York
Expiring 2013	$7,608	$—	—	—	—	—	—	—
Expiring 2014	9,878	—	—	—	—	—	—	—
Expiring 2015	1,657	—	—	—	—	—	—	—
Expiring 2016	193,080	68,267	—	—	—	—	—	—
Total[2]	212,223	68,267	—	—	—	—	—	—

[1]	Expiration occurs on December 31 of the year indicated.

[2]	During the fiscal year ended December 31, 2008, ILA Federal and Treasury Obligations Portfolios utilized $46,421 and $169,147, respectively, of capital losses.

		FS Prime	FS Money	FS Treasury	FS Treasury	FS	FS
Year[1]	FS Tax-Free	Obligations	Market	Obligations	Instruments	Government	Federal
Expiring 2010	—	$—	$11,758	—	—	—	—
Expiring 2012	—	—	13	—	—	—	—
Expiring 2013	—	710,876	24,827	—	—	—	—
Expiring 2014	—	442,918	138,865	—	—	—	—
Expiring 2015	—	—	6,680	—	—	—	—
Expiring 2016	—	14,800,827	2,642,218	—	—	—	—
Total[2]	—	$15,954,621	$2,824,541	—	—	—	—

[1]	Expiration occurs on December 31 of the year indicated.

[2]	The FS Government Fund utilized $980,130 of capital losses in the current calendar year.

     A Series’ investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Series elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Series to obtain cash to enable the Series to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Series may be required to liquidate portfolio investments sooner than it might otherwise have done.

Non-U.S. Shareholders
     For distributions attributable to taxable years of the FS Government Fund, FS Federal Fund, FS Treasury Obligations Fund, FS Treasury Instruments Fund, ILA Federal Portfolio, ILA Treasury Obligations Portfolio and ILA Treasury Instruments Portfolio beginning before January 1, 2010, nonresident aliens, foreign corporations and other foreign investors in one of those Series will generally be exempt from U.S. federal income tax on Series distributions attributable to U.S.-source interest income and capital gains of a Series. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Series is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. Distributions of interest income and short-term capital gains by FS Money Market Fund, FS Prime Obligations Fund, ILA Money Market Portfolio and ILA Prime Obligations Portfolio are generally subject to U.S. tax withholding. Non-U.S. shareholders of a Series may be subject to U.S. estate tax with respect to their shares. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Series.
     State and Local Taxes
     A Series may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Series and its shareholders under those jurisdictions’ tax laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series’ securities. Shareholders should consult their own tax advisers concerning these matters. For example, it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.
     California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California personal income tax.
     Individual shareholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.
     Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which generally incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.
     Distributions from the ILA Tax-Exempt California Portfolio will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.
     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the ILA Tax-Exempt California Portfolio generally will not be deductible for California personal income tax purposes.
     New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any ILA Tax-Exempt New York Portfolio dividend that is properly designated as an exempt-interest dividend and that is derived from interest on obligations of New York State or its political subdivisions or on obligations of a possession or territory of the United States. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in state and local government obligations the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio that are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.
     Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.
FINANCIAL STATEMENTS
     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the 2008 Annual Reports for the FS Funds and the ILA Portfolios are hereby incorporated by reference. The financial statements in the Annual Reports for these Series have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Series’ Annual Reports are incorporated herein by reference. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606-6300 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series’ Prospectus.
PROXY VOTING
     The Trust, on behalf of its series, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Series. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a series’ managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Trust’s series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the series’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Series. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Series or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Series described in the Series’ Prospectuses and this SAI.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Series, which may consist of payments relating to Series included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Series; marketing support fees for providing assistance in promoting the sale of Series shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Series. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Series. These payments may not exceed amounts earned on these assets by the Investment Adviser, Distributor, and/or their affiliates for the performance of these or similar services. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Series’ shares), target markets, customer relationships, quality of service and industry reputation. In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. In certain cases, the Intermediary may not pay for these products or services. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend a Series based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     For the calendar year ended December 31, 2008, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 111 Intermediaries. During the calendar year ended December 31, 2008, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $110 million in Additional Payments (including payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Series included in this SAI).
     Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Series shareholders and to address the conflicts between the interests of Series shareholders and its service providers. The policy provides that neither a Series nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Series Representative”) will disclose a Series’ portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Series’ actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Series nor any Series Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Series Representative may provide portfolio holdings information to third parties if such information has been included in a Series’ public filings with the SEC or is disclosed on the Series’ publicly accessible website. Information posted on the Series’ website may be separately provided to any person commencing the day after it is first published on the Series’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Series, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Series,) only upon approval by the Series’ Chief Compliance Officer, who must first determine that the Series has a legitimate business purpose for doing so and check with the Series’ Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Series’ independent registered public accounting firm; the Series’ custodian; the Series’ legal counsel, Dechert LLP; the Series’ financial printer, Bowne and the Series’ proxy voting service, ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Series may release non-public portfolio holdings information of the Series only with the permission of Series Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Series seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     Each Series publishes its holdings as of the end of each month subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. A Series may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics (other than portfolio holdings information) are available by calling 1-800-621-2550.

     Under the policy, Series Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Series Representatives who are authorized to disclose portfolio holdings information under the policy. As of April 30, 2009, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, Capital Administration or Select Plan described in the Prospectuses and the following sections. Certain Service organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series’ or shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.
     The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
Line of Credit
     The Series participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Series based on the amount of the commitment that has not been utilized. During the fiscal period ended December 31, 2008, the Series did not have any borrowings under the facility.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Dealer or other financial intermediary has received an order for a large trade in a Series’ shares. The Series may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Series enters into portfolio transactions based on those orders, and permits the Series to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Dealer or other financial intermediary may not ultimately process the order. In this case, the Series may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Series may also suffer investment losses on those portfolio transactions. Conversely, the Series would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
     From time to time, the issuer of a security held in a Series’ portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Series may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Series’ investment portfolio.
     In cases where a Series or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether a Series will participate in that corporate action. If a Series or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Series may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of a Series’ investment portfolio.
ADMINISTRATION PLANS
(ILA Administration,
FST Administration and FST Preferred Shares Only)
     The Trust, on behalf of each ILA Portfolio and FS Fund, has adopted an administration plan with respect to the ILA Administration Shares (the “ILA Administration Plan”), FST Administration Shares (the “FST Administration Plan”) and FST Preferred Shares (the “FST Preferred Plan,” together with the ILA Administration Plan and the FST Administration Plan, the “Administration Plans”). The Administration Plans authorize the ILA Series and FS Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.
     Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own ILA Administration Shares, FST Administration Shares or FST Preferred Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Administration Shares, and (v) facilitate the inclusion of the Series in accounts, products or services offered to customers by or through service organizations. In addition, with respect to ILA Administration Shares and FST Administration Shares, service organizations may agree to: (i) process, or assist in processing, dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of applicable FINRA rules.
     As compensation for such services, the Trust on behalf of each ILA Portfolio and FS Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the ILA Administration Shares of each ILA Portfolio, 0.25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and 0.10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each FS Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Administration Shares, FST Administration Shares and FST Preferred Shares should be directed to the owners’ service organization.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to service organizations was as follows:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$112,240	$128,134	$127,504
ILA Money Market Portfolio	17,443	16,299	986,524
ILA Treasury Obligations Portfolio	241,515	7,298	14,586
ILA Treasury Instruments Portfolio	1,241,078	54,276	43,784
ILA Federal Portfolio	3,481,776	2,666,537	2,567,761
ILA Tax-Exempt Diversified Portfolio	1,726,464	929,541	1,851,111
ILA Tax-Exempt California Portfolio	757,859	633,065	580,755
ILA Tax-Exempt New York Portfolio	572,771	436,973	420,071

     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, Goldman, Sachs & Co. agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Administration Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$—	—	—
ILA Money Market Portfolio	—	—	—
ILA Treasury Obligations Portfolio	19,627	—	—
ILA Treasury Instruments Portfolio	95,238	—	—
ILA Federal Portfolio	—	—	—
ILA Tax-Exempt Diversified Portfolio	—	—	—
ILA Tax-Exempt California Portfolio	—	—	—
ILA Tax-Exempt New York Portfolio	—	—	—
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of administration fees paid by each FS Fund under its FST Administration Plan to service organizations was as follows:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$11,845,540	$12,907,774	$10,130,136
FS Money Market Fund	2,103,330	1,706,353	1,832,974
FS Treasury Obligations Fund	6,562,892	6,949,412	5,398,033
FS Treasury Instruments Fund	7,466,801	2,565,006	1,929,545
FS Government Fund	6,257,304	3,530,434	2,891,673
FS Federal Fund	2,407,043	1,644,754	1,841,226
FS Tax Free Fund	1,660,709	1,444,268	830,754
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of administration fees paid by each FS Fund under its FST Preferred Plan was as follows:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$1,650,275	$1,232,134	$1,646,973
FS Money Market Fund	134,094	103,285	82,762
FS Treasury Obligations Fund	245,756	168,614	705,401
FS Treasury Instruments Fund	411,800	161,359	136,305
FS Government Fund	740,761	413,617	296,387
FS Federal Fund	373,164	165,876	141,126
FS Tax Free Fund	159,350	158,552	334,775
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Shares, FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Shares, FST Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.
     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on June 18, 2008. The Administration Plans and Service Agreements will remain in effect until June 30, 2009, and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.
     An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-

interested Trustees as described above or by a vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Shares, FST Administration Shares and FST Preferred Shares of such Series.
SERVICE AND SHAREHOLDER ADMINISTRATION PLANS
(ILA Service Shares and FST Service Shares Only)
     The Trust has adopted a service plan and a separate shareholder administration plan on behalf of each FS Fund with respect to the FST Service Shares (the “FST Plans”) and on behalf of each ILA Portfolio with respect to the ILA Service Shares (the “ILA Plans” and together with the FST Plans, the “Service Plans”). The Service Plans authorize the Series to compensate service organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or FS Fund, enters into agreements with service organizations which purchase ILA Service Shares or FST Service Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:
(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Series; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.
(ii) Shareholder administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the service organization’s customers; (b) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records of customers who beneficially own ILA Service Shares or FST Service Shares; (c) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares; (d) receiving and transmitting, or assist in receiving and transmitting, funds representing the purchase price or redemption proceeds of such ILA Service Shares or FST Service Shares; (e) processing dividend payments on behalf of customers; (f) facilitating the inclusion of Series in accounts, products or services offered to customers by or through Service Organizations; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of applicable FINRA rules, or any successor rules thereto.
     As compensation for such services, (i) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the ILA Service Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; and (ii) the Trust, on behalf of each FS Fund, pays each service organization a service fee in an amount up to 0.25% (on an annualized basis) and a shareholder administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the FST Service Shares of each FS Fund attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Service Shares and FST Service Shares should be directed to the owners’ service organization.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of the fees paid by each ILA Portfolio then in existence to service organizations pursuant to the ILA Plans was as follows:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$1,809,515	$1,457,591	$1,037,466
ILA Money Market Portfolio	158,433	351,409	1,010,441
ILA Treasury Obligations Portfolio	1,865,575	2,049,427	2,675,902
ILA Treasury Instruments Portfolio	1,155,331	1,193,339	1,219,079
ILA Federal Portfolio	362,156	473,426	817,959
ILA Tax-Exempt Diversified Portfolio	81,373	84,871	82,919
ILA Tax-Exempt California Portfolio	925	7	7
ILA Tax-Exempt New York Portfolio	343	1,845	1,377
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, Goldman, Sachs & Co. agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$—	$—	$—
ILA Money Market Portfolio	—	—	—
ILA Treasury Obligations Portfolio	235,537	—	—
ILA Treasury Instruments Portfolio	62,415	—	—
ILA Federal Portfolio	—	—	—
ILA Tax-Exempt Diversified Portfolio	—	—	—
ILA Tax-Exempt California Portfolio	58	—	—
ILA Tax-Exempt New York Portfolio	—	—	—
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of fees paid by each FS Fund to service organizations pursuant to the FST Plans was as follows:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$8,706,699	$8,862,287	$7,268,264
FS Money Market Fund	3,479,555	3,011,367	1,991,896
FS Treasury Obligations Fund	7,716,984	7,858,785	5,886,417
FS Treasury Instruments Fund	3,313,127	1,472,666	928,657
FS Government Fund	2,452,494	2,100,579	1,637,761
FS Federal Fund	5,280,366	3,514,344	2,860,000
FS Tax-Free Fund	1,580,164	1,224,406	756,172
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, Goldman, Sachs & Co. agreed voluntarily to waive a portion of the service fee to which it was entitled pursuant to the FST Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$—	$—	$—
FS Money Market Fund	—	—	—
FS Treasury Obligations Fund	582,369	—	—
FS Treasury Instruments Fund	115,405	—	—
FS Government Fund	—	—	—
FS Federal Fund	—	—	—
FS Tax-Free Fund	—	—	—
     The Trust has adopted each Service Plan (but not the Shareholder Administration Plan) pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Shares or FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

     Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Shares or FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Shares or FST Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Service Shares or FST Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 18, 2008. The ILA Plan and FST Plan and related Service Agreements will remain in effect until June 30, 2009. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.
     A Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the ILA Service Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Shares and FST Service Shares of such Series.
SELECT PLAN
(FST Select Shares Only)
     The Trust, on behalf of each FS Fund has adopted a select plan with respect to the FST Select Shares (the “FST Select Plan”) which authorizes the FS Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations that purchase FST Select Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own FST Select Shares, and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each FS Fund pays each service organization an administration fee in an amount up to 0.03% (on an annualized basis) of the average daily net assets of the FST Select Shares of each FS Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners’ service organizations.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of fees paid by each FS Fund to service organizations pursuant to the FST Select Plan was as follows:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$84,902	$112,767	$49,089
FS Money Market Fund	26,733	37,615	33,430
FS Treasury Obligations Fund	5,110	298	310
FS Treasury Instruments Fund	18,447	10,399	3,726
FS Government Fund	283,177	61,626	25,391
FS Federal Fund	16,400	0	0
FS Tax-Free Fund	15,335	17,963	32,767
     Conflict of interest restrictions (including the ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Select Shares on behalf of their customers may be required to register as dealers.
     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on June 18, 2008. The FST Select Plan and Service Agreements will remain in effect until June 30, 2009. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.
     The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.
CAPITAL ADMINISTRATION PLAN
(FST Capital Shares Only)
     The Trust, on behalf of each FS Fund, has adopted a capital administration plan with respect to the FST Capital Shares (the “Capital Administration Plan”). The Capital Administration Plan authorizes the FS Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.
     Pursuant to the Capital Administration Plan, the Trust, on behalf of each FS Fund, enters into agreements with service organizations which purchase FST Capital Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own FST Capital Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange FST Capital Shares, and (v) facilitating the inclusion of the Series in accounts, products or services offered to customers by or through the service organization, for example, retirement, asset allocation, bank trust, private banking, cash management or sweep accounts, programs or services.
     As compensation for such services, the Trust on behalf of each FS Fund pays each service organization an administration fee in an amount up to 0.15% (on an annualized basis) of the average daily net assets of the FST Capital Shares of each FS Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of FST Capital Shares should be directed to the owners’ service organization.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of the fees paid by each FS Fund to service organizations pursuant to the Capital Administration Plan was as follows:

FS Fund	2008	2007	2006
FS Prime Obligations Fund	$1,436,472	$1,038,125	$659,960
FS Money Market Fund	61,267	27,300	34,367
FS Treasury Obligations Fund	455,624	298,365	14,757
FS Treasury Instruments Fund	161,829	20,625	16,404
FS Government Fund	1,108,610	620,016	216,171
FS Federal Fund	36,504	8,595	5,453
FS Tax-Free Fund	431,446	302,827	407,417
     Conflict of interest restrictions (including ERISA) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Capital Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Capital Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Capital Shares on behalf of their customers may be required to register as dealers.
     The Trustees of the Trust, including a majority of the non-interested Trustees, initially voted to approve the Capital Administration Plan and Service Agreements at a meeting called for the purpose of voting on such Capital Administration Plan and Service Agreements on June 18, 2008. The Capital Administration Plan and Service Agreements will remain in effect until June 30, 2009 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.
     The Capital Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Capital Administration Plan may not be made, unless approved by the Trustees in the manner described above. The Capital Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding FST Capital Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding FST Capital Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Capital Administration Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Capital Administration Plan will benefit the FS Funds and holders of FST Capital Shares of such Series.
DISTRIBUTION AND SERVICE PLANS
     ILA Class B and Class C Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Shares on behalf of the ILA Prime Obligations Portfolio (the “Distribution and Service Plans”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The Distribution and Service Plans finance distribution and other services that are provided to investors in the Series and enable the Series to offer investors the choice of investing in either Class B or Class C Shares when investing in the Series. In addition, the Distribution and Service Plans are intended to assist the Series in reaching and maintaining asset levels that are efficient for the Series’ operations and investments.
     The Distribution and Service Plans were most recently approved on June 18, 2008 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.
     The compensation for distribution services payable under the Distribution and Service Plans to Goldman Sachs may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Shares, respectively, of the ILA Prime Obligations Portfolio. In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.
     Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Series’ average daily net assets attributable to ILA Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares of their accounts or similar services not otherwise provided on behalf of the Series. In connection with the sales of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.
     The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on ILA Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Shares and Class C Shares. If such fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of distribution and service fees paid by the ILA Prime Obligations Portfolio’s Class B Shares and Class C Shares to Goldman Sachs was as follows:

ILA Prime Obligations Portfolio	2008	2007	2006
Class B Shares	$295,209	$186,806	$111,362
Class C Shares	527,218	356,910	186,202
     During the fiscal year ended December 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Shares and ILA Class C Shares, respectively:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers*	Personnel	Travel Expenses	Shareholders	Advertising	Totals
ILA Prime Obligations Portfolio—Class B Shares	$506	$11,070	$13,065	$1,308	$2,186	$28,135
ILA Prime Obligations Portfolio—Class C Shareso	4,921	133,002	153,455	15,365	25,673	332,416

*	Compensation to dealers includes advance commissions of 1% on Class B and Class C Shares, which are considered deferred assets that are amortized over a period of 18 months. Amounts presented above reflect amortization expense recorded during the fiscal year ended December 31, 2008.
     The Distribution and Service Plans will remain in effect until June 30, 2009 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Shareholders, as applicable, of the affected Portfolio and Share class, but may be amended without shareholder approval to increase the amount of non-distribution compensation. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Shares, as applicable, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Series would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Series and their respective Shareholders.
     Cash Management Shares Distribution Plan and Service Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Distribution Plan”). The Trust has also adopted a separate service plan with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Service Plan” and together with the Cash Management Distribution Plan, the “Plans”).
     The Plans were most recently approved on June 18, 2008 on behalf of each ILA Portfolio by a majority vote of the Trust’s Board of Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Plans. The Plans will remain in effect until June 30, 2009 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees. Neither Plan may be amended to increase materially the amount to be spent for the services described therein as to a particular Series without approval of a majority of the outstanding ILA Cash Management Shareholders of that Portfolio. All material amendments to the Plans must also be approved by the Board of Trustees of the Trust in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the ILA Cash Management Shares of the applicable Portfolio. So long as the Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the applicable Portfolios and their respective Shareholders.

     The compensation payable under the Cash Management Distribution Plan may not exceed 0.50% per annum of the average daily net assets attributable to ILA Cash Management Shares of the ILA Portfolios. As of April 30, 2009, Goldman Sachs has voluntarily agreed to waive a portion of the fees attributable to the ILA Cash Management Shares under the Cash Management Distribution Plan. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of the distribution fees paid by each ILA Portfolio pursuant to the Cash Management Shares Distribution Plan was as follows:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$156,522	$115,307	$31,809
ILA Money Market Portfolio	20	5	524,107
ILA Treasury Obligations Portfolio	1,233,777	712,565	749,674
ILA Treasury Instruments Portfolio	88,142	20,251	65,689
ILA Federal Portfolio	1,629,245	191,635	403,362
ILA Tax-Exempt Diversified Portfolio	2,266	9,164	538,911
ILA Tax-Exempt California Portfolio	5	5	105,630
ILA Tax-Exempt New York Portfolio	5	174	237,587
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, Goldman, Sachs & Co. agreed voluntarily to waive a portion of the distribution fees to which it was entitled pursuant to the Cash Management Shares Distribution Plan. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$134,609	$99,164	$27,356
ILA Money Market Portfolio	18	—	450,732
ILA Treasury Obligations Portfolio	1,050,556	612,806	644,719
ILA Treasury Instruments Portfolio	75,703	17,416	56,493
ILA Federal Portfolio	1,401,151	164,806	346,891
ILA Tax-Exempt Diversified Portfolio	1,947	7,881	463,464
ILA Tax-Exempt California Portfolio	5	—	90,842
ILA Tax-Exempt New York Portfolio	5	150	204,325
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the amount of the service fees paid by each ILA Portfolio pursuant to the Cash Management Shares Service Plan was as follows:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$156,522	$115,307	$31,809
ILA Money Market Portfolio	20	5	524,107
ILA Treasury Obligations Portfolio	1,233,777	712,565	749,674
ILA Treasury Instruments Portfolio	88,142	20,251	65,689
ILA Federal Portfolio	1,629,245	191,635	403,362
ILA Tax-Exempt Diversified Portfolio	2,266	9,164	538,911
ILA Tax-Exempt California Portfolio	5	5	105,630
ILA Tax-Exempt New York Portfolio	5	174	237,587
     For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, Goldman, Sachs & Co. agreed voluntarily to waive a portion of the Cash Management Shares Service Plan fees to which it was entitled. Had such fees been imposed, the following additional fees would have been incurred by each ILA Portfolio:

ILA Portfolio	2008	2007	2006
ILA Prime Obligations Portfolio	$—	$—	$—
ILA Money Market Portfolio	—	—	—
ILA Treasury Obligations Portfolio	217,962	—	—
ILA Treasury Instruments Portfolio	38,178	—	—
ILA Federal Portfolio	—	—	—
ILA Tax-Exempt Diversified Portfolio	—	—	—
ILA Tax-Exempt California Portfolio	1	—	—
ILA Tax-Exempt New York Portfolio	1	—	—

     During the fiscal year ended December 31, 2008, Goldman Sachs incurred the following expenses in connection with distribution under the Cash Management Shares Distribution and Service Plan for each ILA Portfolio with Cash Management Shares then in existence:

		Compensation and		Printing and
		Expenses of the	Allocable	Mailing of	Preparation and
		Distributor and Its	Overhead,	Prospectuses to	Distribution of
	Compensation to	Sales	Telephone and	Other Than Current	Sales Literature and
	Dealers	Personnel	Travel Expenses	Shareholders	Advertising	Totals
ILA Prime Obligations Portfolio	$—	$2,134	$2,500	$250	$418	$5,304
ILA Money Market Portfolio	—	1	—	—	—	1
ILA Treasury Obligations Portfolio	—	18,513	21,925	2,195	3,668	46,301
ILA Treasury Instruments Portfolio	—	2,042	2,684	269	449	5,444
ILA Federal Portfolio	—	19,706	25,859	2,589	4,326	52,481
ILA Tax-Exempt Diversified Portfolio	—	212	276	28	46	562
ILA Tax-Exempt California Portfolio	—	—	—	—	—	—
ILA Tax-Exempt New York Portfolio	—	1	—	—	—	1
     Goldman Sachs may pay up to the entire amount of its fee under the Cash Management Distribution Plan to service organizations or other institutions for providing services in connection with the sale of ILA Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.
     The Cash Management Distribution Plan is a compensation plan which provides for the payment of specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If the Cash Management Distribution Plan was terminated by the Trust’s Board of Trustees and no successor plan were adopted, the ILA Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.
     Pursuant to the Cash Management Service Plan, the Trust, on behalf of each ILA Portfolio, enters into agreements with service organizations which purchase ILA Cash Management Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers; (ii) maintain, or assist in maintaining, account records for customers who beneficially own ILA Cash Management Shares; (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions; (iv) provide facilities to answer questions and handle correspondence from customers regarding their accounts; (v) process, or assist in processing, confirmations for transactions in shares by customers; (vi) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (vii) display and make prospectuses available on the service organization’s premises; (viii) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; (ix) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; (x) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (xi) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations, (xii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (xiii) develop, maintain and support systems necessary to support ILA Cash Management Shares.
     As compensation for such services, the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to 0.50% (on an annual basis) of the average daily net assets of the ILA Cash Management Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The Trust, on behalf of an ILA Portfolio, accrues payments made to a service organization pursuant to a Service Agreement daily. The Service Agreements shall terminate automatically if assigned. All inquiries of beneficial owners of ILA Cash Management Shares should be directed to the owners’ service organization.
     The Trust has adopted the Cash Management Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Cash Management Service Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Cash Management Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Cash Management Service Plan.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Cash Management Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Cash Management Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Cash Management Shares on behalf of their customers may be required to register as dealers.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B-1” — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

1-A

     “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” — This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” — This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

2-A

     “R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” — Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” — Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
     “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

4-A

     “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” — Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” — Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” — Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).
     “CCC” — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).
     “CC” — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).
     “C” — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).
     “RD” — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

5-A

     “D” — Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” — Denotes that Fitch does not publicly rate the associated issue or issuer.
     “WD” — Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” — Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” — Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” — Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” — Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” — Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” — Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” — A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     (“high”, “low”) — Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

6-A

Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

7-A

     “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

8-A

APPENDIX B: ISS GOVERNANCE SERVICES CONCISE SUMMARY OF 2009 U.S. PROXY VOTING GUIDELINES
Effective for Meetings on or after Feb. 1, 2009
Updated Jan. 15, 2009
1. Operational Items
Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITH HOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

1-B

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

2-B

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors
Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

3-B

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

4-B

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

5-B

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	The board’s governance structure and practices; and

6-B

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments;

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

–	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure — Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Excessive severance and/or change in control provisions:

–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still xreceive the change-in-control severance package;

7-B

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

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Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

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Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

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Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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